                                                                     EXHIBIT 4.6


                         POOLING AND SERVICING AGREEMENT

                                   RELATING TO

                        HOUSEHOLD AUTOMOTIVE TRUST ______


                                      among


                     HOUSEHOLD AUTO RECEIVABLES CORPORATION.
                                   as Seller,


                          HOUSEHOLD FINANCE CORPORATION

                               as Master Servicer


                                       and


                                [Name of Trustee]
                                   as Trustee



                             ----------------------

                              Dated as of ________
                             ----------------------

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                                            TABLE OF CONTENTS
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Article I DEFINITIONS...............................................................................................1

   Section 1.1    Definitions.......................................................................................1
   Section 1.2    Usage of Terms...................................................................................22
   Section 1.3    Calculations.....................................................................................22
   Section 1.4    Section References...............................................................................22
   Section 1.5    Action by or Consent of Certificateholders.......................................................22
   Section 1.6    No Recourse......................................................................................22
   Section 1.7    Material Adverse Effect..........................................................................23

Article II CREATION OF TRUST.......................................................................................23

   Section 2.1    Creation of Trust................................................................................23

Article III CONVEYANCE OF RECEIVABLES; ACCEPTANCE BY TRUSTEE; ORIGINAL ISSUANCE OF CERTIFICATES....................23

   Section 3.1    Conveyance of Receivables........................................................................23
   Section 3.2    Custody of Receivable Files......................................................................25
   Section 3.3    Conditions to Issuance by Trust..................................................................26
   Section 3.4    Representations of Seller With Respect to the Receivables........................................27
   Section 3.5    Repurchase of Receivables Upon Breach of Warranty................................................27
   Section 3.6    [Reserved].......................................................................................28

Article IV ADMINISTRATION AND SERVICING OF RECEIVABLES.............................................................28

   Section 4.1    Duties of the Master Servicer....................................................................28
   Section 4.2    Collection of Receivable Payments; Modifications of Receivables..................................29
   Section 4.3    Realization Upon Receivables.....................................................................31
   Section 4.4    Insurance........................................................................................32
   Section 4.5    Maintenance of Security Interests in Vehicles....................................................33
   Section 4.6    Covenants, Representations, and Warranties of Master Servicer....................................33
   Section 4.7    Repurchase of Receivables Upon Breach of Covenant................................................34
   Section 4.8    Total Servicing Fee; Payment of Certain Expenses by Master Servicer..............................34
   Section 4.9    Master Servicer's Certificate....................................................................35
   Section 4.10   Annual Statement as to Compliance, Notice of Master Servicer Termination Event...................35
   Section 4.11   Annual Independent Accountants' Report...........................................................36
   Section 4.12   Access to Certain Documentation and Information Regarding Receivables............................37
   Section 4.13   Fidelity Bond and Errors and Omissions Policy....................................................37
   Section 4.14   Year 2000 Compliance.............................................................................37

Article V DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS..........................................................38

   Section 5.1    Establishment of Trust Accounts..................................................................38
   Section 5.2    Certain Reimbursements to the Master Servicer....................................................39

   Section 5.3    Application of Collections.......................................................................39
   Section 5.4    Additional Deposits..............................................................................40
   Section 5.5    Distributions....................................................................................40
   Section 5.6    Net Deposits.....................................................................................41
   Section 5.7    Statements to Certificateholders.................................................................41

Article VI REPRESENTATIONS OF the SELLER...........................................................................42

   Section 6.1    Representations of Seller........................................................................43
   Section 6.2    Corporate Existence..............................................................................44

Article VII THE CERTIFICATES.......................................................................................46

   Section 7.1    The Certificates.................................................................................46
   Section 7.2    Authentication of Certificates...................................................................46
   Section 7.3    Registration of Transfer and Exchange of Certificates............................................46
   Section 7.4    Mutilated, Destroyed, Lost or Stolen Certificates................................................49
   Section 7.5    Persons Deemed Owners............................................................................49
   Section 7.6    Access to List of Certificateholders' Names and Addresses........................................50
   Section 7.7    Maintenance of Office or Agency..................................................................50
   Section 7.8    Affiliated Group May Own Certificates............................................................50

Article VIII THE SELLER............................................................................................50

   Section 8.1    Liability of Seller; Indemnities.................................................................50
   Section 8.2    Merger or Consolidation of, or Assumption of the Obligations of, Seller..........................51
   Section 8.3    Limitation on Liability of Seller and Others.....................................................52
   Section 8.4    Seller May Own Certificates......................................................................52
   Section 8.5    Restrictions on Liens............................................................................52

Article IX THE MASTER SERVICER.....................................................................................53

   Section 9.1    Representations of Master Servicer...............................................................53
   Section 9.2    Liability of Master Servicer; Indemnities........................................................55
   Section 9.3    Merger or Consolidation of, or Assumption of the Obligations of the Master Servicer..............56
   Section 9.4    Limitation on Liability of Master Servicer and Others............................................57
   Section 9.5    Delegation of Duties.............................................................................57
   Section 9.6    Master Servicer Not to Resign....................................................................58
   Section 9.7    Sub-Servicing Agreements Between Master Servicer and Sub-Servicers...............................58
   Section 9.8    Successor Sub-Servicers..........................................................................59

Article X MASTER SERVICER TERMINATION EVENTS.......................................................................60

   Section 10.1   Master Servicer Termination Event................................................................60
   Section 10.2   Consequences of a Master Servicer Termination Event..............................................61
   Section 10.3   Appointment of Successor.........................................................................62
   Section 10.4   Notification to Certificateholders...............................................................63
   Section 10.5   Waiver of Past Defaults..........................................................................63

Article XI THE TRUSTEE.............................................................................................63

   Section 11.1   Duties of Trustee................................................................................63
   Section 11.2   Trustee's Assignment of Warranty Receivables.....................................................65
   Section 11.3   Certain Matters Affecting the Trustee............................................................65
   Section 11.4   Trustee Not Liable for Certificates or Receivables...............................................67
   Section 11.5   Trustee May Own Certificates.....................................................................68
   Section 11.6   Trustee's Fees and Expenses; Indemnification.....................................................68
   Section 11.7   Eligibility Requirements for Trustee.............................................................68
   Section 11.8   Resignation or Removal of Trustee................................................................68
   Section 11.9   Successor Trustee................................................................................69
   Section 11.10  Merger or Consolidation of Trustee...............................................................70
   Section 11.11  Appointment of Co-Trustee or Separate Trustee....................................................70
   Section 11.12  Representations and Warranties of Trustee........................................................71
   Section 11.13  Tax Returns......................................................................................72
   Section 11.14  Trustee May Enforce Claims Without Possession of Certificates....................................72
   Section 11.15  Suit for Enforcement.............................................................................73
   Section 11.16  Rights to Direct Trustee.........................................................................73

Article XII TERMINATION............................................................................................73

   Section 12.1   Termination of the Trust.........................................................................73
   Section 12.2   Optional Purchase of All Receivables.............................................................74

Article XIII MISCELLANEOUS PROVISIONS..............................................................................75

   Section 13.1   Amendment........................................................................................75
   Section 13.2   Protection of Title to Trust.....................................................................76
   Section 13.3   Limitation on Rights of Certificateholders.......................................................78
   Section 13.4   Governing Law....................................................................................78
   Section 13.5   Severability of Provisions.......................................................................79
   Section 13.6   Assignment.......................................................................................79
   Section 13.7   Certificates Nonassessable and Fully Paid........................................................79
   Section 13.8   Third-Party Beneficiaries........................................................................79
   Section 13.9   Counterparts.....................................................................................79
   Section 13.10  Notices..........................................................................................79
   Section 13.11  Successors and Assigns...........................................................................80

SCHEDULES

Schedule A        -        Schedule of Receivables
Schedule B        -        Representations and Warranties of the Seller


EXHIBITS

Exhibit A         -         Form of Class A Certificate
Exhibit B         -         Form of Class B Certificate
Exhibit C         -         Form of Servicer's Certificate
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                                     -iv-

                  THIS POOLING AND SERVICING AGREEMENT (this "AGREEMENT"), dated as of _____________, is made with respect to the formation of the Household Automotive Trust ___ (the "TRUST"), among Household Finance Corporation, a Delaware corporation ("HFC"), in its capacity as Master Servicer (the "MASTER SERVICER"), Household Auto Receivables Corporation, a Nevada corporation ("HARC"), as the Initial Class B Certificateholder and as the Seller (the "SELLER") and [Name of Trustee], a [New York] banking corporation, as Trustee (in such capacity, tHE "TRUSTEE") and as Backup Servicer (in such capacity, the "BACKUP SERVICER").

                  WHEREAS, the Seller wishes to establish a trust and provide for the allocation and sale of the beneficial interests therein and the maintenance and distribution of the trust estate;

                  WHEREAS, the Master Servicer has agreed to service the Receivables, which constitute the principal assets of the trust estate;

                  WHEREAS, all things necessary to make the Certificates, when executed and authenticated by the Trustee, valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done; and

                  WHEREAS, [Name of Trustee] is willing to serve in the capacity of Trustee and Backup Servicer hereunder.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Seller, the Master Servicer, the Trustee and the Backup Servicer hereby agree as follows:

                                   Article I
                                   DEFINITIONS

               .1 DEFINITIONS. Whenever capitalized and used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

               ACCOUNTANTS' REPORT: The report of a firm of nationally recognized independent accountants described in Section 4.11.

               ACCOUNTING DATE: With respect to a Distribution Date, the last day of the Collection Period immediately preceding such Distribution Date.

               ACTUARIAL METHOD: The method of allocating a fixed level monthly payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of (a) 1/12, (b) the fixed annual rate of interest on such obligation and (c) the outstanding principal balance of such obligation.

               ACTUARIAL RECEIVABLE: A Receivable under which the portion of the payment allocated to interest and the portion allocable to principal is determined in accordance with the Actuarial Method.

               AFFILIATE: With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person, means the power to direct the management and voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               AGGREGATE PRINCIPAL BALANCE: With respect to any date of determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that has become a Liquidated Receivable and (ii) any Receivable that has become a Repurchased Receivable as of the date of determination).

               AGREEMENT: Shall have the meaning set forth in the first paragraph of this Agreement.

               AMOUNT AVAILABLE: With respect to any Distribution Date, shall equal the Available Funds for the immediately preceding Determination Date.

               AMOUNT FINANCED: With respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

               ANNUAL PERCENTAGE RATE OR APR: With respect to a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract.

               ANNUAL TRUSTEE'S FEE: Shall have the meaning set forth in
Section 11.6.

               AVAILABLE FUNDS: With respect to any Determination Date, the sum of (i) the Collected Funds for such Determination Date, (ii) all Purchase Amounts deposited in the Collection Account on the related Deposit Date and
(iii) all income from investments of funds in the Collection Account during the prior Collection Period.

               BASIC DOCUMENTS: This Agreement and the Master Receivables Purchase Agreement and any other documents or certificates delivered in connection therewith. The Basic Documents to be executed by any party are referred to herein as "such party's Basic Documents," "its Basic Documents" or by a similar expression.

               BACKUP SERVICER: [Name of Trustee], or its successor in interest pursuant to Section 10.2, or such Person as shall have been appointed as Backup Servicer or successor servicer pursuant to Section 10.3.

               BASIC SERVICING FEE: With respect to any Collection Period, the fee payable to the Master Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Basic Servicing Fee Rate multiplied by the Aggregate Principal Balance as of the first day of the Collection Period.

               BASIC SERVICING FEE RATE: ___% per annum, payable monthly at one-twelfth of the annual rate.

               BOOK-ENTRY CERTIFICATE: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

               BUSINESS DAY: Any day other than a Saturday, a Sunday or other day on which commercial banks located in the states of Illinois, California or New York are authorized or obligated to be closed.

               CERTIFICATE: Any one of the Class A Certificates or Class B Certificates executed by the Trustee on behalf of the Trust in substantially the form set forth in Exhibit A or B, respectively.

               CERTIFICATE MAJORITY: Holders of Class A Certificates and Class B Certificates representing a majority of the sum of the Class A Certificate Balance and the Class B Certificate Balance, or if there are no Class A Certificates outstanding, holders of Class B Certificates representing a majority of the Class B Certificate Balance, provided, that for so long as the Class B Certificate is held by any Affiliate of HFC or by HFC, it shall be disregarded for purposes of this definition.

               CERTIFICATEHOLDER OR HOLDER: The Person in whose name a Certificate is registered in the Certificate Register.

               CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed pursuant to Section 7.3.

               CLASS:  A class of Certificates.

               CLASS A CERTIFICATE: Any one of the Certificates executed by the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto.

               CLASS A CERTIFICATE BALANCE: Initially, the Class A Percentage of the Cut-off Date Principal Balance and, thereafter, the initial Class A Certificate Balance reduced by all amounts distributed to the Class A Certificateholders and allocable to principal.

               CLASS A CERTIFICATE FACTOR: As of any Distribution Date, a seven-digit decimal figure equal to the Class A Certificate Balance as of the close of business on such Distribution Date divided by the initial Class A Certificate Balance as of the Cut-off Date.

               CLASS A DISTRIBUTABLE AMOUNT: On any Distribution Date, the sum of the Class A Principal Distributable Amount and the Class A Interest Distributable Amount.

               CLASS A INTEREST CARRYOVER SHORTFALL: As of the close of business on any Distribution Date, the excess of the Class A Interest Distributable Amount for such Distribution Date plus any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest that the holders of the Class A Certificates actually received on such current Distribution Date.

               CLASS A INTEREST DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, the sum of (i) for the initial Distribution Date ______ (__) days of interest and for any Distribution Date thereafter, thirty (30) days of interest, in any case calculated on the basis of a 360-day year consisting of twelve 30-day months, at the Class A Pass-Through Rate on the Class A Certificate Balance as of the close of business on the last day of the preceding Collection Period and (ii) any outstanding Class A Interest Carryover Shortfall with respect to the immediately preceding Distribution Date.

               CLASS A PASS-THROUGH RATE: ___% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

               CLASS A PERCENTAGE:  __%.

               CLASS A PRINCIPAL CARRYOVER SHORTFALL: As of the close of business on any Distribution Date, the excess of the Class A Principal Distributable Amount plus any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of the Class A Certificates actually received on such current Distribution Date.

               CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, other than the Final Scheduled Distribution Date, without duplication, the sum of (x) the Class A Percentage of the sum of (i) the principal portion of all Collected Funds received during or with respect to the immediately preceding Collection Period (other than Liquidated Receivables and Repurchased Receivables) including the principal portion of all prepayments,
(ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period (other than Repurchased Receivables), (iii) the principal portion of the Purchase Amount of all Receivables that became Repurchased Receivables as of the immediately preceding Accounting Date, and
(iv) the aggregate amount of Cram Down Losses that shall have occurred during the related Collection Period, and (y) Class A Principal Carryover Shortfall. On the Final Scheduled Distribution Date the Class A Principal Distributable
Amount shall be the Outstanding Class A Certificate Balance.

               CLASS B CERTIFICATE: Any one of the Certificates executed by the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit B hereto.

               CLASS B CERTIFICATE BALANCE: Initially, the Class B Percentage of the Cut-off Date Principal Balance and, thereafter, the initial Class B Certificate Balance, reduced by (x) all amounts distributed (pursuant to the provision set forth in Section 5.5(b) hereof) to Class B Certificateholders and allocable to principal and (y) on any Distribution Date on which (i) the sum of the Class A Certificate Balance and the Class B Certificate Balance as of such Distribution Date and after taking into account all distributions to be made on such Distribution Date exceeds (ii) the Pool Balance with respect to the immediately preceding Collection Period, the amount of such excess.

               CLASS B CERTIFICATE FACTOR: As of any Distribution Date, a seven-digit decimal figure equal to the Class B Certificate Balance as of the close of business on such Distribution Date divided by the initial Class B Certificate Balance as of the Cut-Off Date.

               CLASS B CERTIFICATE INTEREST AMOUNT: With respect to any Distribution Date, the sum of (i) for the initial Distribution Date ______ (__) days of interest and for any Distribution Date thereafter, thirty (30) days of interest, in any case calculated on the basis of a 360-day year consisting of twelve 30-day months, at the pass-through rate appropriate to the Class B Certificate Balance as of the close of business on the last day of the preceding Collection Period and (ii) any outstanding Class B CERTIFICATE Interest Carryover Shortfall with respect to the immediately preceding Distribution Date.

               CLASS B CERTIFICATE INTEREST CARRYOVER SHORTFALL: As of the close of business on any Distribution Date, the excess of the Class B CERTIFICATE Interest Amount for such Distribution Date plus any outstanding Class B CERTIFICATE Interest Carryover Shortfall from the preceding Distribution Date, over the amount of interest that the holders of the Class B Certificates actually received on such current Distribution Date.

               CLASS B EXCESS INTEREST AMOUNT: With respect to any Distribution Date, an amount equal to the portion of Available Funds, if any, remaining after the distribution of amounts required to be distributed on such Distribution Date pursuant to clauses (i) through (vii) of Section 5.5(a).

               CLASS B PERCENTAGE:  __%.

               CLASS B PRINCIPAL CARRYOVER SHORTFALL: As of the close of business on any Distribution Date, the excess of the Class B Principal Distributable Amount plus any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of the Class B Certificates actually received on such current Distribution Date.

               CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, without duplication, the Class B Percentage of the sum of:
(i) the principal portion of all Collected Funds received during or with respect to the immediately preceding Collection Period (other than Liquidated Receivables and Repurchased Receivables) including the principal portion of all prepayments, (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period (other than Repurchased Receivables), (iii) the principal portion of the Purchase Amount of all Receivables that became Repurchased Receivables as of the immediately preceding Accounting Date, and (iv) the aggregate amount of Cram Down Losses that shall have occurred during the related Collection Period.

               CLOSING DATE: ____________.

               COLLATERAL INSURANCE: Shall have the meaning set forth in
Section 4.4(a).

               COLLECTED FUNDS: With respect to any Determination Date, the amount of funds in the Collection Account representing collections on the Receivables during or with respect to the related Collection Period, including all Liquidation Proceeds collected during the related Collection Period (but excluding any Purchase Amounts).

               COLLECTION ACCOUNT: The account designated as the Collection Account in, and which is established and maintained pursuant to, Section 5.1.

               COLLECTION PERIOD: With respect to the first Distribution
Date, the period beginning on the close of business on the Cutoff Date and ending on the close of business on the last day of the calendar month preceding such Distribution Date. With respect to each subsequent Distribution Date, the preceding calendar month. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of collections, and (ii) all distributions.

               COLLECTION RECORDS: All manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Receivables.

               COMPENSATING INTEREST: Shall have the meaning set forth in
Section 4.8(b) hereof.

               COMPUTER TAPE OR LISTING: The computer tape or listing generated on behalf of the Seller which provides information relating to the Receivables and which was used by the Seller in selecting the Receivables conveyed to the Trust hereunder.

               CORPORATE TRUST OFFICE: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the

Closing Date is located at [address], Attention: ____________. The telecopy number for the Corporate Trust Office on the Closing Date is ___________.

               CRAM DOWN LOSS: With respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the scheduled payments to be made on a Receivable, an amount equal to (i) the excess of the Principal Balance of such Receivable immediately prior to such order over the Principal Balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of the Principal Balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

               CUMULATIVE NET LOSSES: The difference between (A) the sum of
(i) the aggregate Principal Balances (plus accrued and unpaid interest, at the applicable APR) of all Receivables that became Liquidated Receivables through the Accounting Date of the latest Collection Period, plus (ii) the Principal Balance of all Receivables that became Repurchased Receivables through the Accounting Date of the latest Collection Period and that were delinquent with respect to [5]% or more of a Scheduled Payment more than 30 days through the Accounting Date of the latest Collection Period, plus (iii) the aggregate of all Cram Down Losses that occurred through the Accounting Date of the latest Collection Period, and (B) the Liquidation Proceeds received by the Seller through the Accounting Date of the latest Collection Period.

               CUT-OFF DATE:  ____________.

               CUT-OFF DATE PRINCIPAL BALANCE:  $_______________.

               DEALER: A dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable, directly or indirectly, to HAFC or one of its subsidiaries under a Dealer Agreement or pursuant to a Dealer Assignment.

               DEALER AGREEMENT: Any agreement between HAFC and a Dealer relating to the acquisition of Receivables from a Dealer by HAFC.

               DEALER ASSIGNMENT: With respect to a Receivable, the executed assignment executed by a Dealer conveying such Receivable to HAFC.

               DEALER UNDERWRITING GUIDE: Either, (i) the underwriting guidelines used by or on behalf of HAFC or one of its subsidiaries in the origination and purchase of Receivables as amended from time to time or (ii) the underwriting guidelines used in the origination of Receivables as reviewed by HAFC or one of its subsidiaries prior to the purchase of Receivables by HAFC.

                  DEFAULT RATIO: With respect to any Determination Date, the fraction, expressed as a percentage, the numerator of which is equal to 12 times the sum of the Principal Balances (as of the related Accounting Date) of all Receivables that became Defaulted Receivables during the related monthly period or that became Repurchased Receivables as of the related Accounting Date and that were delinquent with respect to 5% or more of a Scheduled Payment more than 30 days as of such Accounting Date, and the denominator of which is equal to the Aggregate Principal Balance as of the second preceding Accounting Date.

                  DEFAULTED RECEIVABLE: Any Receivable with respect to which (i) 5% or more of a Scheduled Payment has become more than 90 days delinquent, (ii) the Master Servicer has repossessed the Financed Vehicle (and any applicable redemption period has expired), or (iii) the Master Servicer has determined in good faith that the payments under the Receivable are not likely to be resumed.

                  DELINQUENCY RATIO: With respect to any Determination Date, the fraction, expressed as a percentage, the numerator of which is equal to the sum of the Principal Balances (as of the related Accounting Date) of all Receivables that were delinquent with respect to 5% or more of a Scheduled Payment more than 30 days as of the related Accounting Date or that became a Repurchased Receivable as of the related Accounting Date and that were delinquent with respect to 5% or more of a Scheduled Payment more than 30 days as of such Accounting Date and the denominator of which is equal to the Aggregate Principal Balance as of the second preceding Accounting Date.

                  DELIVERY: With respect to the Trust Account Property:

         (1) the perfection and priority of a security interest in which is governed by the law of a jurisdiction which has adopted the 1978 Revision to Article Eight of the UCC:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC (other than certificated securities) and are susceptible of physical delivery, transfer thereof to the Trustee by physical delivery to the Trustee, endorsed to, or registered in the name of, the Trustee or its nominee or endorsed in blank and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Collateral to the Trustee free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (b) with respect to a "certificated security" (as defined in Section 8-102(1)(a) of the UCC), transfer thereof:

                           (i) by physical delivery of such certificated security to the Trustee, provided that if the certificated security is in registered form, it shall be endorsed to, or registered in the name of, the Trustee or endorsed in blank;

                           (ii) by physical delivery of such certificated security to a "financial intermediary" (as defined in Section 8-313(4) of the UCC) of the Trustee specially endorsed to or issued in the name of the Trustee;

                           (iii) by the sending by a financial intermediary, not
                  a "clearing corporation" (as defined in Section 8-102(3) of the UCC), of a confirmation of the purchase and the making by such financial intermediary of entries on its books and records identifying as belonging to the Trustee of (A) a specific certificated security in the financial intermediary's possession, (B) a quantity of securities that constitute or are part of a fungible bulk of certificated securities in the financial intermediary's possession, or (C) a quantity of securities that constitute or are part of a fungible bulk of securities shown on the account of the financial intermediary on the books of another financial intermediary; or

                           (iv) by the making by a clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Trustee or a Person designated by the Trustee by the amount of such certificated security, provided that in each case: (A) the clearing corporation identifies such certificated security for the sole and exclusive account of the Trustee or the Person designated by the Trustee, (B) such certificated security shall be subject to the clearing corporation's exclusive control, (C) such certificated security is in bearer form or endorsed in blank or registered in the name of the clearing corporation or custodian bank or a nominee of either of them, (D) custody of such certificated security shall be maintained by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the control of the clearing corporation and (E) such certificated security is shown on the account of the transferor thereof on the books of the clearing corporation prior to the making of such entries; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Collateral to the Trustee free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve
         Bank by a financial intermediary which is also a "depositary" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee of the purchase by the financial intermediary on behalf of the Trustee of such book-entry security; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee and indicating that such financial intermediary holds such book-entry security solely an agent for the Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Collateral to the Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (d) with respect to any Trust Account Property that is an "uncertificated security" (as defined in Section 8-102(1)(b) of the UCC) and that is not governed by clause (c) above, transfer thereof:

                           (i) by registration of the transfer thereof to the Trustee, on the books and records of the issuer thereof;

                           (ii) by the sending of a confirmation by a financial intermediary of the purchase, and the making by such financial intermediary of entries on its books and records identifying as belonging to the Trustee (A) a quantity of securities which constitute or are part of a fungible bulk of uncertificated securities registered in the name of the financial intermediary or (B) a quantity of securities which constitute or are part of a fungible bulk of securities shown on the account of the financial intermediary on the books of another financial intermediary; or

                           (iii) by the making by a clearing corporation of
                  appropriate entries on its books reducing the appropriate account of the transferor and increasing the account of the Trustee or a person designated by the Trustee by the amount of such uncertificated security, provided that in each case: (A) the clearing corporation identifies such uncertificated security for the sole and exclusive use of the Trustee or the Person designated by the Trustee, (B) such uncertificated security is registered in the name of the clearing corporation or a custodian bank or a nominee of either, and (C) such uncertificated security is shown on the account of the transferor on the books of the clearing corporation prior to the making of such entries; and

                  (e) in each case of delivery contemplated herein, the Trustee shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that such securities are held in trust pursuant to and as provided in this Agreement.

         (2) the perfection and priority of a security interest in which is governed by the law of a jurisdiction which has adopted the 1994 Revision to
Article 8 of the UCC:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC (other than certificated securities) and are susceptible of physical delivery, transfer thereof to the Trustee by physical delivery to the Trustee, endorsed to, or registered in the name of, the Trustee or its nominee or endorsed in blank and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Collateral to the Trustee free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (b) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

                           (i) by physical delivery of such certificated
                  security to the Trustee, provided that if the certificated security is in registered form, it shall be endorsed to, or registered in the name of, the Trustee or endorsed in blank;

                           (ii) by physical delivery of such certificated security in registered form to a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) acting on behalf of the Trustee if the certificated security has been specially endorsed to the Trustee by an effective endorsement.

                  (c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee of the purchase by the securities intermediary on behalf of the Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee and indicating that such securities intermediary holds such book-entry security solely as agent for the Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Collateral to the Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (d) with respect to any Trust Account Property that is an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above, transfer thereof:

                           (i) (A) by registration to the Trustee as the registered owner thereof, on the books and records of the issuer thereof.

                                    (B) by another Person (not a securities
                  intermediary) either becomes the registered owner of the uncertificated security on behalf of the Trustee, or having become the registered owner acknowledges that it holds for the Trustee.

                           (ii) the issuer thereof has agreed that it will
                  comply with instructions originated by the Trustee without further consent of the registered owner thereof.

                  (e) in each case of delivery contemplated herein, the Trustee shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

                  (f) with respect to a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC)

               (i) if a securities intermediary (A) indicates by book entry that a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Trustee's "securities account" (as defined in Section 8-501(a) of the UCC), (B) receives a financial asset (as so defined) from the Trustee or acquires a financial asset for the Trustee, and in either case, accepts it for credit to the Trustee's securities account (as so defined), (C) becomes obligated under other law, regulation or rule to credit a financial asset to the Trustee's securities account, or (D) has agreed that it will comply with "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) originated by the Trustee without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), of a confirmation of the purchase and the making by such securities intermediary of entries on its books and records identifying as belonging to the Trustee or (I) specific certificated security in the securities intermediary's possession, (II) a quantity of securities that constitute or are part of a fungible bulk of certificated securities in the securities intermediary's possession, or (III) a quantity of securities that constitute or are part of a fungible bulk of securities shown on the account of the securities intermediary on the books of another securities intermediary.

               DEPOSIT DATE: With respect to any Collection Period, the Business Day immediately preceding the related Determination Date.

               DEPOSITORY: The Depository Trust Company, 7 Hanover Square, New York, New York 10004 and any successor Depository hereafter named.

               DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited from time to time.

               DETERMINATION DATE: The earlier of the fifth calendar day (or if such day is not a Business Day, the next preceding Business Day) or the third Business Day preceding each Distribution Date.

               DISTRIBUTION AMOUNT: With respect to a Distribution Date, shall equal the Available Funds for such Distribution Date.

               DISTRIBUTION DATE: With respect to each Collection Period, the seventeenth day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day.

               ELECTRONIC LEDGER: The electronic master record of the retail installment sales contracts or installment loans of the Master Servicer.

               ELIGIBILITY CRITERIA: The criteria set forth in the Schedule B.

               ELIGIBLE BANK: Any depository institution (which shall initially be the Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any United States branch or agency of a foreign bank), which is subject to supervision and examination by federal or state banking authorities and which at all times (a) has a net worth in excess of $50,000,000 and (b) has either (i) a rating of P-1 from Moody's and A-1 from Standard & Poor's with respect to short-term deposit obligations, or such other lower ratings acceptable to the Rating Agency, or (ii) if such institution has issued long-term unsecured debt obligations, a rating acceptable to the Rating Agency with respect to long-term unsecured debt obligations.

               ELIGIBLE DEPOSIT ACCOUNT: Either (a) a segregated account with an Eligible Bank or (b) a segregated trust account with the corporate trust department of a depository institution with corporate trust powers organized under the laws of the United States of America or any state thereof or the District of Columbia (or any United States branch or agency of a foreign bank), provided that such institution also must have a rating of Baa3 or higher from Moody's and a rating of BBB- or higher from Standard & Poor's with respect to long-term deposit obligations, or such other lower ratings acceptable to the Rating Agency.

               ELIGIBLE INVESTMENTS: Negotiable instruments or securities represented by instruments in bearer or registered form, or, in the case of deposits described below, deposit accounts held in the name of the Trustee in trust for the benefit of the Holders of the Certificates, subject to the exclusive custody and control of the Trustee and for which the Trustee has sole signature authority, which evidence:

               (a) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America;

               (b) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depositary institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depositary institution authorities; PROVIDED, that at the time of the Trust's investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be satisfactory to the Rating Agency;

               (c) commercial paper (having original or remaining maturities of not more than 30 days) having, at the time of the Trust's investment or contractual commitment to invest therein, a rating satisfactory to the Rating Agency;

               (d) investments in money market funds having, at the time of the Trust's investment therein, a rating acceptable to the Rating Agency;

               (e) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC having, at the time of the Trust's investment therein, a rating satisfactory to the Rating Agency;

               (f) bankers' acceptances (having original maturities of no more than 365 days) issued by a depository institution or trust company referred to in (b) above;

               (g) (x) time deposits (having maturities not later than the succeeding Distribution Date) other than as referred to in clause (e) above, with a Person the commercial paper of which has a credit rating satisfactory to the Rating Agency or (y) notes which are payable on demand issued by Household; PROVIDED such notes will constitute Eligible Investments only if the commercial paper of Household has, at the time of the Trust's investment in such notes, a rating satisfactory to the Rating Agency; or

               (h) any other investment of a type or rating that is acceptable to the Rating Agency.

               Any of the foregoing Eligible Investments may be purchased on or through the Trustee or through any of its Affiliates.

               ELIGIBLE SERVICER: Household Finance Corporation or any Person which at the time of its appointment as Master Servicer, (i) is servicing a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans similar to the Receivables with reasonable skill and care, (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Master Servicer uses in connection with performing its duties and responsibilities under this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement and (v) has a net worth of at least $50,000,000.

               ELIGIBLE SUB-SERVICER: Household Automotive Finance
Corporation or any wholly owned subsidiary of Household or any Person which at the time of its appointment as Sub-Servicer, (i) is servicing a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans similar to the Receivables with reasonable skill and care, and (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Master Servicer uses in connection with performing its duties and responsibilities under this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement.

               FINAL SCHEDULED DISTRIBUTION DATE:  ___________.

               FINANCED VEHICLE: A new or used automobile or light-duty truck or van securing an Obligor's indebtedness under the respective Receivable.

               FRACTIONAL UNDIVIDED INTEREST: The fractional undivided interest in the Trust that is evidenced by a Certificate.

               HAFC:  Household Automotive Finance Corporation.

               INDEPENDENT ACCOUNTANTS: Shall have the meaning set forth in
Section 4.11(a).

               INSOLVENCY EVENT: With respect to a specified Person, (a) the filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such

Person's affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

               INSURANCE POLICY: With respect to a Receivable, any insurance policy benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

               INVESTMENT EARNINGS: With respect to any Distribution Date and Trust Account, the investment earnings (net of investment losses and expenses) on amounts on deposit in such Trust Account on such Distribution Date.

               LIEN: A security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor, provided that, any assignment permitted hereby and the lien created by this Agreement shall not be deemed to constitute a Lien.

               LIEN CERTIFICATE: With respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

               LIQUIDATED RECEIVABLE: With respect to any Collection Period, a Receivable as to which (i) such Receivable has been liquidated by the Master Servicer through the sale of the Financed Vehicle, (ii) 90 days have elapsed since the Master Servicer repossessed the Financed Vehicle, (iii) proceeds have been received in respect of such Receivable which, in the Master Servicer's reasonable judgment, constitute the final amounts recoverable in respect of such Receivable or (iv) 10% or more of a Scheduled Payment shall have become 150 or more days delinquent (or, in the case where the Obligor of such Receivable is subject to an Insolvency Event, 10% or more of a Scheduled Payment shall have become 210 or more days delinquent). Any Receivable that becomes a Repurchased Receivable on or before the related Accounting Date shall not be a Liquidated Receivable.

               LIQUIDATION PROCEEDS: With respect to a Liquidated Receivable, all amounts realized with respect to such Receivable net of (i) reasonable expenses incurred by the Master Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and
(ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.



               MASTER SERVICER: Household Finance Corporation, as the servicer of the Receivables, and each successor Master Servicer pursuant to Section 10.3.

               MASTER SERVICER CREDIT FACILITY: The credit facility maintained by the Master Servicer with a Master Servicer Credit Facility Issuer pursuant to Section 4.2(d).

               MASTER SERVICER CREDIT FACILITY ISSUER: A depository institution or insurance company that qualifies pursuant to Section 4.2(d).

               MASTER SERVICER TERMINATION EVENT: An event specified in Section 10.1.

               MASTER SERVICER'S CERTIFICATE: With respect to each Determination Date, a certificate, completed by and executed on behalf of the Master Servicer, in accordance with Section 4.9, substantially in the form attached hereto as Exhibit C.

               MONTHLY RECORDS: All records and data maintained by the Master Servicer with respect to the Receivables, including the following with respect to each Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Payment; current Insurance Policy expiration date; and past due late charges.

               MOODY'S: Moody's Investors Service, Inc., or any successor thereto.

               NET LIQUIDATION PROCEEDS: With respect to a Liquidated Receivable, all amounts realized with respect to such Receivable net of (i) reasonable expenses, which expenses shall not include any deficiency balances or post-disposition recoveries collected, incurred by the Master Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; PROVIDED, HOWEVER, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero; PROVIDED, FURTHER, THAT, so long as amounts cannot be traced to specific Receivables the Master Servicer shall reasonably estimate, on or prior to each Accounting Date, the amount of Net Liquidation Proceeds attributable to each Series Trust Estate.

               OBLIGOR: The purchaser or the co-purchasers of the Financed Vehicle and any other Person or Persons who are primarily or secondarily obligated to make payments under a Receivable.

               OFFICERS' CERTIFICATE: A certificate signed by the chairman of the board, the president, any executive vice president or any vice president, any treasurer, assistant treasurer, secretary or assistant secretary of the Seller or the Master Servicer, as appropriate.

               OPINION OF COUNSEL: An opinion of counsel who may be counsel to the Master Servicer or the Seller, acceptable to the Trustee.

               OTHER CONVEYED PROPERTY: All property conveyed by the Seller to the Trust pursuant to this Agreement other than the Receivables.

               PAYMENT RECORD: The record maintained by the Master Servicer for the Trust as provided in Section 4.2(d).

               PERSON: Any legal person, including any individual, corporation, partnership, joint venture, estate, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

               POOL BALANCE: As of the close of business on the last day of a Collection Period, the aggregate Principal Balance of the Receivables (excluding Repurchased Receivables and Liquidated Receivables).

               POOL FACTOR: With respect to any Distribution Date, a seven digit decimal figure equal to, as applicable, the Class A Certificate Balance as of such Distribution Date (after giving effect to distributions on such date) divided by the Class A Certificate Balance as of the Closing Date, or, the Class B Certificate Balance as of such Distribution Date (after giving effect to distributions on such date) divided by the Class B Certificate Balance as of the Closing Date.

               PREPAYMENT: Any payment in full made by an Obligor of the principal of a Receivable which is received by the Master Servicer in advance of the scheduled maturity date for such Receivable.

               PRINCIPAL BALANCE: With respect to any Receivable, as of any date, the Amount Financed minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the Actuarial Method, or the Simple Interest Method, as appropriate, and (ii) any Cram Down Loss in respect of such Receivable. The "Principal Balance" of a Repurchased Receivable or Liquidated Receivable shall be deemed to be zero.

               PURCHASE AMOUNT: With respect to a Receivable, the Principal Balance and all accrued and unpaid interest on the Receivable as of the date of purchase.

               RATING AGENCIES: Standard & Poor's and Moody's. If such organization or a successor does not maintain a rating on the Notes, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Master Servicer.

               RATING AGENCY CONDITION: With respect to any action with respect to a Series, that each Rating Agency shall have received prior notice thereof and that each Rating Agency shall have notified the Master Servicer in writing (who shall then immediately notify the Seller and the Trustee in writing) that such action will not result in a reduction or withdrawal of the then current rating of any Class of Certificates.

               REALIZED LOSSES: With respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds to the extent allocable to principal.

               RECEIVABLE: A retail installment sale contract or promissory note (and related security agreement) for a new or used automobile or light truck, vans or mini-vans (and all accessories thereto) that is included in the Schedule of Receivables, and all rights and obligations under such a contract, but not including (i) any Liquidated Receivable (other than for purposes of calculating, as applicable, the Class A Principal Distributable Amount and the Class B Principal Distributable Amount hereunder), or (ii) any Repurchased Receivable on or after the Accounting Date immediately preceding the Deposit Date on which payment of the Purchase Amount is made in connection therewith pursuant to Section 5.4.

               RECEIVABLES PURCHASE AGREEMENT: Shall mean the Receivables Purchase Agreement between the Seller and HAFC, dated as of _________, pursuant to which the Seller acquired the Receivables, as such agreement may be amended or supplemented from time to time.

               RECEIVABLE FILE: The documents, electronic entries, instruments and writings listed in Section 3.2 pertaining to a particular Receivable.

               RECORD DATE: With respect to each Distribution Date, the Business Day immediately preceding such Distribution Date.

               REGISTRAR OF TITLES: With respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

               REPURCHASE AMOUNT: With respect to a Receivable, the Principal Balance and all accrued and unpaid interest on the Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any, as of the date of purchase, provided that, reductions in the Principal Balance resulting from such Receivable becoming a Liquidated Receivable shall be disregarded.

               REPURCHASE EVENTS: The occurrence of a breach of any of the Seller's or the Master Servicer's representations and warranties in this Agreement which requires the repurchase of a Receivable by the Seller or the Master Servicer pursuant hereto.

               REPURCHASED RECEIVABLE: A Receivable purchased by the Master Servicer pursuant to Section 4.7 or repurchased by the Seller pursuant to
Section 3.5 or the Seller or HAFC pursuant to Section 12.2(a).

               REQUIRED DEPOSIT RATING: A rating on short-term unsecured debt obligations of "[P-1]" by Moody's and at least "[A-1+]" by Standard & Poor's (or such other rating as may be acceptable to the Rating Agencies) so as to not affect the rating on the Certificates.

               RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer of the Trustee assigned by the Trustee to administer its corporate trust affairs relating to the Trust. When used with respect to any other Person that is not an individual, the President, any Vice-President or Assistant Vice-President or the Controller of such Person, or any other officer or employee having similar functions.

               SCHEDULE OF RECEIVABLES: The Schedule of Receivables attached as Schedule A.

               SCHEDULE OF REPRESENTATIONS: The criteria set forth in Schedule B.

               SCHEDULED PAYMENT: With respect to any Collection Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period. If after the Closing Date, the Obligor's obligation under a Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or (iii) modifications or extensions of the Receivable permitted by Section 4.2(b), the Scheduled Payment with respect to such Collection Period shall refer to the Obligor's payment obligation with respect to such Collection Period as so modified.

               SELLER: Household Auto Receivables Corporation, a Nevada corporation, and its successors in interest to the extent permitted hereunder.

               SERVICE CONTRACT: With respect to a Financed Vehicle, the agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.

               SIMPLE INTEREST METHOD: The method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

               SIMPLE INTEREST RECEIVABLE: A Receivable under which the portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

               STANDARD & POOR'S: Standard & Poor's Ratings Service, or any successor thereto.

               SUB-SERVICER: Any Eligible Sub-Servicer with whom the Master Servicer has entered into an agreement relating to subservicing the Receivables. Initially, the Sub-Servicer will be HAFC.

               SUPPLEMENTAL SERVICING Fee: With respect to any Collection Period, (i) all administrative fees, expenses and charges paid by or on behalf of Obligors, including late fees, prepayment fees and liquidation fees collected on the Receivables during such Collection Period, and (ii) the net realized Investment Earnings of funds on deposit in the Collection Account .

               TOTAL SERVICING FEE: The sum of the Basic Servicing Fee and the Supplemental Servicing Fee.

               TRUST:  Shall have the meaning set forth in Section 2.1.

               TRUST ACCOUNT PROPERTY: means the Trust Accounts and all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

               TRUST ACCOUNTS: has the meaning assigned thereto in Section 5.1.

               TRUST OFFICER: The chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, assistant vice-president or managing director, the secretary, any assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter and having direct responsibility for the Administration of this Agreement.

               TRUSTEE: The Person acting as Trustee under this Agreement, its successors in interest and any successor Trustee under this Agreement.

               TRUSTEE FEE: The fees due to the Trustee as may be set forth in that certain fee agreement dated as of the date hereof between the Master Servicer and [Name of Trustee].

               UCC: The Uniform Commercial Code as in effect in the relevant jurisdiction.

               WARRANTY RECEIVABLE: With respect to any Collection Period, a Receivable which the Seller has become obligated to repurchase pursuant to
Section 3.5.

               .2 USAGE OF TERMS. With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."

               .3 CALCULATIONS. All calculations of the amount of interest accrued on the Certificates and all calculations of the amount of the Basic Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All references to the Principal Balance of a Receivable as of a Accounting Date shall refer to the close of business on such day.

               .4 SECTION REFERENCES. All references to Articles, Sections, paragraphs, subsections, exhibits and schedules shall be to such portions of this Agreement unless otherwise specified.

               .5 ACTION BY OR CONSENT OF CERTIFICATEHOLDERS. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Certificateholders, such provision shall be deemed to refer to Certificateholders of record as of the Accounting Date immediately preceding the date on which such action is to be taken, or consent given, by Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Certificateholders, any Certificate registered in the name of HFC or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite Fractional Undivided Interest necessary to effect any such action or consent has been obtained; PROVIDED, HOWEVER, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such action or consent, only Certificates which the Trustee knows to be so owned shall be so disregarded.

               .6 NO RECOURSE. No recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer, or director, as such, of the Seller, the Master

Servicer or the Trustee or of any predecessor or successor of the Seller, the Master Servicer or the Trustee.

               .7 MATERIAL ADVERSE EFFECT. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Trust or the Certificateholders (or any similar or analogous determination), such determination shall be made without taking into account the insurance provided by the Policy.

                                   ARTICLE II
                                CREATION OF TRUST

               .1 CREATION OF TRUST. The Seller does hereby create and establish, pursuant to the laws of the State of New York and this Agreement a trust (the "Trust"), which for convenience shall be known as "Household Automotive Trust _____."

                                  ARTICLE III
                CONVEYANCE OF RECEIVABLES; ACCEPTANCE BY TRUSTEE;
                        ORIGINAL ISSUANCE OF CERTIFICATES

                .1 CONVEYANCE OF RECEIVABLES. (a) Subject to the terms and conditions of this Agreement, the Seller, pursuant to the mutually agreed upon terms contained herein, hereby sells, transfers, assigns, and otherwise conveys to the Trust, without recourse (but without limitation of its obligations in this Agreement), all of the right, title and interest of the Seller in and to:

                     (ii) each and every Receivables listed on Schedule A and all monies paid or payable thereon or in respect thereof after the Closing Date (including amounts due on or before the Cutoff Date but received by HAFC, the Seller or the Trust on or after the Cutoff Date);

                    (iii) the security interests in the related Financed Vehicles granted by Obligors pursuant to the related Receivables and any other interest of the Seller in such Financed Vehicles;

                     (iv) all rights of the Seller against the Dealers pursuant to Dealer Agreements;

                      (v) any proceeds and the right to receive proceeds with respect to such Receivables repurchased by a Dealer, pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement;

                     (vi) all rights under any Service Contracts on the related Financed Vehicles:

                    (vii) any proceeds and the right to receive proceeds with respect to such Receivables from claims on any physical damage, credit life or disability insurance policies covering the related Financed Vehicles or Obligors, including rebates of insurance premiums relating to the Receivables;

                   (viii) all items contained in the related Receivables Files with respect to the Receivables; and any and all other documents that HAFC keeps on file in accordance with its customary procedures relating to the related Receivables, the Obligors or the Financed Vehicles;

                     (ix) all funds on deposit from time to time in the Trust Accounts (including all investments and proceeds thereof);

                      (x) property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable and that has been acquired by or on behalf of the Trust pursuant to liquidation of such Receivable;

                     (xi) all of the Seller's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Receivables Purchase Agreement including the delivery requirements, representations and warranties and the cure and repurchase obligations of HAFC under the Receivables Purchase Agreement, on or after the Cutoff Date;

                    (xii) one share of Class SV Preferred Stock of the Seller; and

                   (xiii) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

               (b) The Seller shall transfer to the Trust the Receivables and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the Closing Date:

                   (i) the Seller shall, to the extent required by
         Section 4.2, have deposited in the Collection Account all collections received after the Cutoff Date in respect of the Receivables to be transferred;

                  (ii) as of the Closing Date, (A) the Seller shall not be insolvent and shall not become insolvent as a result of the transfer of Receivables on such date, (B) the Seller shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and
         (D) the assets of the Seller shall not constitute unreasonably small capital to carry out its business as conducted;

                 (iii) each of the representations and warranties made by the Seller pursuant Section 3.4 with respect to the Receivables to be transferred on the Closing Date shall be true and correct as of the Closing Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Closing Date;

                  (iv) the Seller shall, at its own expense, on or prior to the Closing Date indicate in its computer files that the Receivables identified in the Schedule A have been sold to the Trust pursuant to this Agreement;

                   (v) the Seller shall have taken any action necessary or, if required by the Trustee, advisable to maintain the first priority perfected security interest of the Trustee in the Trust Estate;

                  (vi) no selection procedures adverse to the interests of the Certficateholders shall have been utilized in selecting the Receivables; and

                 (vii) the Seller shall have delivered to the Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b).

                  The Seller covenants that in the event any of the foregoing conditions precedent are not satisfied with respect to any Receivable on the date required as specified above, the Seller will immediately repurchase such Receivable from the Trust, at a price equal to the Repurchase Amount thereof, in the manner specified in Section 3.5.

                  It is the intention of the Seller that the transfer and assignment contemplated by this Agreement shall constitute a sale of the related Trust Estate from the Seller to the Trust and the beneficial interest in and title to the related Trust Estate shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby and thereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this Section 3.1 for the benefit of the Certificateholders.

                  .2 CUSTODY OF RECEIVABLE FILES. In connection with the sale, transfer and assignment of the Receivables, if any, to the Trust pursuant to this Agreement, the Master Servicer shall act as custodian for the benefit of the Trustee of the following documents or instruments with respect to each Receivable:

                   (i) The fully executed original of the Receivable (together with any agreements modifying the Receivable, including, without limitation, any extension agreements);

                  (ii) The original credit application, or a copy thereof, of each Obligor, fully executed by each such Obligor on HAFC's or the Dealer's customary form, or on a form approved by HAFC, for such application; and

                 (iii) The original certificate of title (when received) and otherwise such documents, if any, that HAFC keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of (x) HAFC (or any predecessor corporation to HAFC, or any Affiliate of HAFC or such predecessor corporation) as first lienholder or secured party (including any Lien Certificate received by HAFC), or, (y) a Dealer as first lienholder or secured party or, if such original certificate of title has not yet been received, a copy of the application therefor, showing either HAFC (or any predecessor corporation to HAFC, or any Affiliate of HAFC or such predecessor corporation), or a Dealer as secured party; and

                  (iv) Documents evidencing or relating to any Insurance Policy, to the extent such documents are maintained by or on behalf of the Seller or HAFC.

               (b) Notwithstanding the foregoing, the Master Servicer may appoint a Sub-Servicer as subcustodian, which subcustodian may hold physical possession of some or all of the Receivable Files. The Trustee shall have no liability for the acts or omissions of any such custodian or subcustodian.

               .3 CONDITIONS TO ISSUANCE BY TRUST. As conditions to the Trustee's execution and delivery of the Certificates on the Closing Date, the Trustee shall have received the following on or before the Closing Date:

               (a) The Schedule of Receivables certified by the President, Controller or Treasurer of the Seller;

               (b) The Receivable File relating to each Receivable;

               (c) Copies of resolutions of the Board of Directors of the Seller approving the execution, delivery and performance of this Agreement, the Basic Documents and the transactions contemplated hereby and thereby, certified by a Secretary or an Assistant Secretary of the Seller;

               (d) Copies of resolutions of the Board of Directors of HFC approving the execution, delivery and performance of this Agreement, the Basic Documents and the transactions contemplated hereby and thereby, certified by a Secretary or an Assistant Secretary of HFC;

               (e) Evidence that all filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustee a first priority perfected lien on, or ownership interest in, the Receivables and the Other Conveyed Property have been made, taken or performed.

               .4 REPRESENTATIONS OF SELLER WITH RESPECT TO THE RECEIVABLES. The Seller represents and warrants as to the related Receivables that the representations and warranties set forth on the Schedule B are, or will be, true and correct as of the respective dates specified in such Schedule. The Trust is deemed to have relied on such representations and warranties in acquiring the related Receivables and the related Certificateholders shall be deemed to rely on such representations and warranties in purchasing the Certificates. Such representations and warranties shall survive the sale, transfer and assignment of the Trust Estate to the Trust and any pledge thereof to the Trustee pursuant to this Agreement.

               .5 REPURCHASE OF RECEIVABLES UPON BREACH OF WARRANTY. (a) The Seller, the Master Servicer or any Trust Officer of the Trustee, as the case may be, shall inform each of the other parties to this Agreement promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.4; PROVIDED, HOWEVER, that the failure to give any such notice shall not derogate from any obligations of the Seller under this Section 3.5. As of the last day of the second (or, if the Seller so elects, the first, or with respect to any exceptions appearing on any exception report delivered by the Trustee, the first) month following the discovery by the Seller or receipt by the Seller of notice of such breach (or such longer period not in excess of 120 days, as may be agreed upon by the Trustee and the Master Servicer), unless such breach is cured by such date, the Seller shall have an obligation to repurchase or cause HAFC to repurchase any Receivable in which the interests of the Certificateholders are materially and adversely affected by any such breach. In consideration of and simultaneously with the repurchase of the Receivables, the Seller shall remit, or cause HAFC to remit, to the related Collection Account, the Repurchase Amount in the manner specified in Section 5.4 and the Trustee shall execute such assignments and other documents reasonably requested by such person in order to effect such repurchase. The sole remedy of the Trust, the Trustee and the Certificateholders with respect to a breach of representations and warranties pursuant to Section 3.4 and the agreement contained in this Section shall be the repurchase of the Receivables pursuant to this Section, subject to the conditions contained herein or to enforce the obligation of HAFC to the Seller to repurchase such Receivables pursuant to the Receivables Purchase Agreement. The Trustee shall not have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

               Pursuant to Section 3.1 of this Agreement, the Seller conveyed to the Trust all of the Seller's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Receivables Purchase Agreement including the Seller's rights under the Receivables Purchase Agreement and the delivery requirements, representations and warranties and the cure or repurchase obligations of HAFC thereunder. The Seller hereby represents and warrants to the Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of HAFC under the Receivables Purchase Agreement.

               .6 [RESERVED].


                                   ARTICLE IV
                   ADMINISTRATION AND SERVICING OF RECEIVABLES

               .1 DUTIES OF THE MASTER SERVICER. The Master Servicer is hereby authorized to act as agent for the Trust (and also on behalf of the Trustee and the Certificateholders) and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Master Servicer under this Agreement. The Master Servicer agrees that its servicing of the Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicles retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Master Servicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others. In performing such duties, so long as Household is the Master Servicer, it shall comply with the standard and customary procedures for servicing all of its comparable motor vehicle receivables. The Master Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment statements to Obligors, reporting any required tax information to Obligors, accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein. The Master Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements (and Household shall make efforts to obtain possession of the Dealer Agreements, to the extent it is necessary to do so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Master Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; PROVIDED, HOWEVER, that notwithstanding the foregoing and subject to Section 4.3 hereof, the Master Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor. The Master Servicer is hereby authorized to commence, in its own name or in the name of the Trust, a legal proceeding to enforce a Receivable pursuant to Section 4.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Master Servicer commences or participates in such a legal proceeding in its own name, the Trust shall thereupon be deemed to have automatically assigned such Receivable to the Master Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Master Servicer is authorized and empowered by the Trust to execute and deliver in the Master Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents which the Master Servicer may reasonably request and which the Master Servicer deems necessary or appropriate and take any other steps which the Master Servicer may deem reasonably necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement.

               .2 COLLECTION OF RECEIVABLE PAYMENTS; MODIFICATIONS OF RECEIVABLES. (a) Consistent with the standards, policies and procedures required by this Agreement, the Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies and the Other Conveyed Property in such manner as will, in the reasonable judgment of the Master Servicer, maximize the amount to be received by the Trust with respect thereto. The Master Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

               (b) The Master Servicer may at any time agree to a modification or amendment of a Receivable in order to (i) change the Obligor's regular due date to a date within 30 days of when such due date occurs or (ii) re-amortize the scheduled payments on the Receivable following a partial prepayment of principal; PROVIDED, HOWEVER, that no such change shall extend the maturity date of any Receivable.

               (c) The Master Servicer may grant payment extensions on, or other modifications or amendments to, a Receivable (including those modifications permitted by Section 4.2(b)) in accordance with its customary procedures if the Master Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize the amount to be received with respect to such Receivable, and is otherwise in the best interests of the Trust; PROVIDED, HOWEVER:

                     (i) The aggregate period of all extensions on a Receivable shall not exceed six months; PROVIDED, HOWEVER, that not more than two months can be in any consecutive twelve month period;

                    (ii) In no event may a Receivable be extended by the Master Servicer beyond the Collection Period immediately preceding the Final Scheduled Distribution Date of the Certificates; and

                    (iii) As of any Determination Date the number of Receivables included in the Trust Estate the term of which have been extended during the preceding 12-month period shall not exceed 8% of the number of Receivables in the Trust Estate at the beginning of the preceding 12-month period.

               (d) Except as otherwise provided below, the Master Servicer shall deposit collections on or with respect to Receivables into the Collection Account as promptly as possible after the date of processing of such collections, but in no event later than the second Business Day following the date of processing. For so long as (i) Household remains the Master Servicer and maintains a commercial paper rating of not less than [A-1] by Standard & Poor's and [P-1] by Moody's (or such other rating below [A-1] or [P-1], as the case may be, which is satisfactory to the Rating Agency) and for five Business Days following any reduction of any such rating or (ii) a Master Servicer Credit Facility is maintained in effect by the Master
Servicer acceptable in form and substance to the Rating Agency (such acceptability to be evidenced in writing by the Rating Agency to the effect that failure to make the aforementioned deposit on the basis of the maintenance of the Master Servicer Credit Facility will not adversely affect the then current rating of the Certificates), issued by a depository institution or insurance having a rating on its (A) short-term obligations of at least [P-1] by Moody's and [A-1] by Standard & Poor's and (B) long term obligations of at least [A2]by Moody's and [A] by Standard & Poor's or other ratings approved by the Rating Agency, the Master Servicer shall not be required to make deposits of collections on or with respect to Receivables as provided in the preceding sentence, but may make one or more deposits of such collections with respect to a Collection Period into the Collection Account in immediately available funds not later than 1:00 P.M., Central time, on the Business Day immediately preceding the related Distribution Date. In the event that a Master Servicer Credit Facility is maintained, the Master Servicer shall within two Business Days of the date of processing of collections on or with respect to Receivables notify the Trustee and the Master Servicer Credit Facility Issuer in writing of the amounts that would otherwise be deposited in the Collection Account. The Master Servicer shall establish and maintain for the Trust a Payment Record in which the payments on or with respect to the Receivables shall be credited and the Master Servicer shall notify the Trustee and the Master Servicer Credit Facility Issuer in writing as promptly as practicable (but in any event prior to the Determination Date for the following Distribution Date) of the amounts so credited on or with respect to the Receivables that are to be included in Collected Funds for the related Distribution Date and of the amounts so credited which will constitute a part of Collected Funds for the second following Distribution Date. The

Payment Record shall be made available for inspection during normal business hours of the Master Servicer upon request of the Trustee, or any Master Servicer Credit Facility Issuer. The Master Servicer shall give written notice to the Trustee if it is required to deposit funds in accordance with the first sentence of this paragraph.

               .3 REALIZATION UPON RECEIVABLES. (a) Consistent with the standards, policies and procedures required by this Agreement, the Master Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Master Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Receivable but in no event later than the date on which 10% or more of a Scheduled Payment has become 150 days delinquent (other than in the case of Financed Vehicles where neither the Financed Vehicle nor the Obligor can be physically located by the Master Servicer (using procedures consistent with the standards, policies and procedures of the Master Servicer required by this Agreement) and other than in the case of an Obligor who is subject to a bankruptcy proceeding); PROVIDED, HOWEVER, that the Master Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Master Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions, including, without limitation, entering into settlements with Obligors, by the Master Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Master Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. The Master Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle but only from the liquidation proceeds of the vehicle or under the related Dealer Agreement. The Master Servicer shall recover such reasonable expenses based on the information contained in the Master Servicer's Certificate delivered on the related Determination Date. The Master Servicer shall pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles. The Master Servicer shall be entitled to reimbursement of any such tax from Net Liquidation Proceeds with respect to such Receivable.

               (b) If the Master Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Trust to the Master Servicer of the rights under such Dealer Agreement and Dealer Assignment for purposes of collection only. If, HOWEVER, in any enforcement suit or legal proceeding it is held that the Master Servicer


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

may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Trustee, at the Master Servicer's written direction and expense, or the Seller, at the Seller's expense, shall take such steps as the Master Servicer deems reasonably necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the name of the Seller or of the Trust and the Trustee for the benefit of the Certificateholders. All amounts recovered shall be remitted directly by the Master Servicer as provided in Section 4.2(d).

               (c) The Master Servicer agrees that prior to delivering any repossessed Finance Vehicle for sale to any dealer, it shall make such filings and effect such notices as are necessary under Section 9-114(1) of the UCC to preserve the Trust's ownership interest (or security interest, as the case may be) in such repossessed Financed Vehicle.

               .4 INSURANCE. (a) The Master Servicer shall require, in accordance with its customary servicing policies and procedures, that each Financed Vehicle be insured by the related Obligor under an insurance policy covering physical loss and damage to the related Financed Vehicle and shall monitor the status of such physical loss and damage insurance coverage thereafter, in accordance with its customary servicing procedures. Each Receivable requires the Obligor to obtain such physical loss and damage insurance, naming HAFC and its successors and assigns as loss payee, and with respect to liability coverage, additional insureds, and permits the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the Master Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in the related Eligibility Criteria (including, without limitation, during the repossession of such Financed Vehicle) the Master Servicer shall be diligent in carrying out its customary servicing procedures to enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance in accordance with its customary servicing policies and procedures.

               (b) The Master Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Master Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Master Servicer for purposes of collection only. If, HOWEVER, in any enforcement suit or legal proceeding it is held that the Master Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Trustee, at the Master Servicer's written direction and expense, or the Seller, at the Seller's expense, shall take such steps as the Master Servicer deems reasonably necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trust and the Trustee for the benefit of the Certificateholders.

               .5 MAINTENANCE OF SECURITY INTERESTS IN VEHICLES. Consistent with the policies and procedures required by this Agreement, the Master Servicer shall take such steps on behalf of the Trust as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle on behalf of the Trust as the Trustee shall reasonably request, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trustee, on behalf of the Trust, hereby authorizes the Master Servicer, and the Master Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Trust as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, HAFC hereby agrees that the designation of any predecessor company to HAFC, or any Affiliate of any of the foregoing as the secured party on the certificate of title is in its capacity as agent of the Trust for such limited purpose.

               .6 COVENANTS, REPRESENTATIONS, AND WARRANTIES OF MASTER SERVICER. By its execution and delivery of this Agreement, the Master Servicer makes the following representations, warranties and covenants on which the Trustee relies in accepting the Receivables and issuing the Certificates and on which the Trustee relies in authenticating the Certificates.

               The Master Servicer covenants as follows:

                    (i) LIENS IN FORCE. The Financed Vehicle securing each Receivable shall not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein;

                    (ii) NO IMPAIRMENT. The Master Servicer shall do nothing to impair the rights of the Trust or the Certificateholders in the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or the Other Conveyed Property;

                    (iii) NO AMENDMENTS. The Master Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.2;

                    (iv) RESTRICTIONS ON LIENS. The Master Servicer shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on

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

          transferability of the Receivables except for the Lien in favor of the Trustee for the benefit of the Certificateholders, and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names HAFC, the Master Servicer or any Affiliate thereof as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Trustee;

                    (v) SERVICING OF RECEIVABLES. The Master Servicer shall service the Receivables as required by the terms of this Agreement and in material compliance with its standard and customary procedures for servicing all its other comparable motor vehicle receivables and in compliance with applicable law; and

                    (vi) RELOCATION OF OFFICE. The Master Servicer shall notify the Trustee of any relocation of the Master Servicer's principal office set forth in Section 13.10 hereof and all Receivables Files shall be maintained by the Master Servicer in the United States.

               .7 REPURCHASE OF RECEIVABLES UPON BREACH OF COVENANT. Upon discovery by any of the Master Servicer, the Seller or the Trustee of a breach of any of the covenants set forth in Sections 4.5 or 4.6, the party discovering such breach shall give prompt written notice to the others; PROVIDED, HOWEVER, that the failure to give any such notice shall not affect any obligation of the Master Servicer under this Section 4.7. As of the second Accounting Date following its discovery or receipt of notice of any breach of any covenant set forth in Sections 4.5 or 4.6 which materially and adversely affects the interests of the Certificateholders in any Receivable (including any Liquidated Receivable) (or, at the Master Servicer's election, the first Accounting Date so following) or the related Financed Vehicle, the Master Servicer shall, unless such breach shall have been cured in all material respects, repurchase from the Trust the Receivable affected by such breach and, on the date specified in Section 5.4, the Master Servicer shall pay the related Repurchase Amount and deposit such Repurchase Amounts into the Collection Account in accordance with Section 5.3 hereof. It is understood and agreed that the obligation of the Master Servicer to repurchase any Receivable (including any Liquidated Receivable) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Master Servicer for such breach.

               .8 TOTAL SERVICING FEE; PAYMENT OF CERTAIN EXPENSES BY MASTER SERVICER. As compensation for its activities, the Master Servicer shall be entitled to retain out of amounts otherwise to be deposited in the Collection Account with respect to a Collection Period, the Basic Servicing Fee and any Supplemental Servicing Fee for such Collection Period. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Master Servicer, expenses incurred in connection with distributions and reports made by the Master Servicer to Certificateholders and all fees and expenses of the Trustee), except taxes levied or assessed against the Trust, and claims against the Trust in respect of indemnification, which taxes and claims in respect of indemnification against the Trust are expressly stated to be for the account of Household. The Master Servicer shall be liable for the fees, charges and expenses of the Trustee, any Sub-Servicer and their respective agents.

               (b) On or prior to each Determination Date, the Master Servicer shall deposit in the Collection Account with respect to any Prepayment received on a Receivable during the related Collection Period, out of its own funds without any right of reimbursement therefor, an amount equal to the difference between (x) 30 days' interest at an interest rate equal to the weighted average of the Class A Pass-Through Rate and the Class B Pass-Through Rate on the Principal Balance of such Receivable as of the first day of the related Collection Period and (y) the interest actually paid by the Obligor with respect to the Receivable during such Collection Period (any such amount paid by the Master Servicer, "Compensating Interest"). The Master Servicer shall in no event be required to pay Compensating Interest with respect to any Collection Period in an amount in excess of the aggregate Servicing Fee received by the Master Servicer with respect to all Receivables for the related Collection Period.

               .9 MASTER SERVICER'S CERTIFICATE. No later than 10:00 a.m. Central time on each Determination Date, the Master Servicer shall deliver, or cause to be delivered, to the Trustee, a Master Servicer's Certificate executed by a responsible officer or agent of the Master Servicer containing among other things, all information necessary to enable the Trustee to make the allocations required by Section 5.5 and the distributions with respect to such Distribution Date. Upon request, the Master Servicer will also provide a listing of all Warranty Receivables and Covenant Receivables repurchased as of the related Determination Date, identifying the Receivables so purchased. Such list will identify Receivables repurchased by the Master Servicer or by the Seller on the related Determination Date and each Receivable which became a Liquidated Receivable or which was paid in full during the related Collection Period by account number.

               .10 ANNUAL STATEMENT AS TO COMPLIANCE, NOTICE OF MASTER SERVICER TERMINATION EVENT. (a) The Master Servicer shall deliver or cause to be delivered to the Trustee on or before April 30 (or 120 days after the end of the Master Servicer's fiscal year, if other than December 31) of each year, beginning on April 30, ____, an Officer's Certificate signed by any responsible officer of the Master Servicer, or such Eligible Sub-Servicer who is performing the servicing duties of the Master Servicer, dated as of December 31 (or other applicable date) of the immediately preceding year, stating that (i) a review of the activities of the Master Servicer, or such Eligible Sub-Servicer who is performing the servicing duties of the Master Servicer, during the preceding 12-month period and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Master Servicer, or such Eligible Sub-Servicer who is performing the servicing duties of the Master Servicer, has in all material respects fulfilled all its obligations under this

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

Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

               (b) The Master Servicer, or such Eligible Sub-Servicer who is performing the servicing duties of the Master Servicer, shall deliver to the Trustee and, in the event that such notice is delivered by the Sub-Servicer, to the Master Servicer, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Master Servicer Termination Event under
Section 10.1(a). The Seller or the Master Servicer shall deliver to the Trustee, the Master Servicer or the Seller (as applicable) promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Master Servicer Termination Event under any other clause of Section 10.1.

               .11 ANNUAL INDEPENDENT ACCOUNTANTS' REPORT. (a) The Master Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants"), who may also render other services to the Master Servicer or to the Seller, to deliver to the Trustee on or before April 30 (or 120 days after the end of the Master Servicer's fiscal year, if other than December 31) of each year, beginning on April 30, ____, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date), a report to the effect that they have examined certain documents and records relating to the servicing of Receivables under this Agreement, compared the information contained in the Master Servicer's Certificates delivered pursuant to Section 4.9 during the period covered by such report with such documents and records and that, on the basis of such examination, such accountants are of the opinion that the servicing has been conducted in compliance with the terms and conditions as set forth in Articles IV and V of this Agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. Such report shall acknowledge that the Trustee shall be a "non-participating party" with respect to such report, or words to similar effect. The Trustee shall have no duty to make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency of such procedures.

               (b) On or before April 30 of each calendar year, beginning with April 30, ____, the Master Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Master Servicer or Seller) to furnish a report to the Trustee, the Master Servicer and each Rating Agency to the effect that they have compared the mathematical calculations of each amount set forth in the Master Servicer's Certificates delivered pursuant to Section 4.9 during the period covered by such report with the Master Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to

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

be immaterial and such other exceptions as shall be set forth in such statement. Such report shall acknowledge that the Trustee shall be a "non-participating party" with respect to such report, or words to similar effect. The Trustee shall have no duty to make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency of such procedures.

               .12 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES. The Master Servicer shall provide to representatives of the Trustee reasonable access to the documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

               .13 FIDELITY BOND AND ERRORS AND OMISSIONS POLICY. The Master Servicer or such Eligible Sub-Servicer that is performing the servicing duties of the Master Servicer, has obtained, and shall continue to maintain in full force and effect, a Fidelity Bond and Errors and Omissions Policy of a type and in such amount as is customary for servicers engaged in the business of servicing automobile receivables.

               .14 YEAR 2000 COMPLIANCE. The Master Servicer covenants that its computer and other systems used in servicing the Receivables have or will be modified to operate in a manner such that on and after January 1, 2000 (i) the Master Servicer can service the Receivables in accordance with the terms of this Agreement and (ii) the Master Servicer can operate its business in the same manner as it is operating on the date hereof.

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

                                   ARTICLE V
                 DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS

               .1 ESTABLISHMENT OF TRUST ACCOUNTS. (a) The Master Servicer, on behalf of the Certificateholders shall establish and maintain in the name of the Trustee, a trust account which is an Eligible Deposit Account (the "COLLECTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders with respect to Household Automotive Trust ___ and holders of the Certificates. The Collection Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in, and shall have sole dominion and control with respect to, the Collection Account and in all proceeds thereof for the benefit of the Certificateholders. Except as expressly provided in this Agreement, the Master Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Trust.

               (b) Funds on deposit in the Collection Account and any Trust Accounts (collectively, the "Trust Accounts") shall be invested by the Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Master Servicer (pursuant to standing instructions or otherwise) which absent any instruction shall be the investments specified in clause (d) of the definition of Eligible Investments set forth herein. Funds on deposit in any Trust Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the Distribution Date. Funds deposited in a Trust Account on the day immediately preceding a Distribution Date and representing the proceeds of Eligible Investments are not required to be invested overnight. All Eligible Investments will be held to maturity.

               (c) All investment earnings of monies deposited in the Trust Accounts shall be deposited (or caused to be deposited) by the Trustee in the Collection Account or the related Collection Account no later than the close of business on the Business Day immediately preceding the related Distribution Date, and any loss resulting from such investments shall be charged to the Collection Account. The Master Servicer will not direct the Trustee to make any investment of any funds held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Trustee to make any such investment, if necessary, the Master Servicer shall deliver to the Trustee an Opinion of Counsel to such effect.

               (d) The Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Trustee in its commercial capacity as principal obligor and not as Trustee in accordance with their terms.

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

               (e) If (i) the Master Servicer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Trustee by 2:00 p.m. Eastern Time (or such other time as may be agreed by the Trustee) on any Business Day; or (ii) an Event of Default shall have occurred and be continuing with respect to the Certificates, the Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments in accordance with paragraph (b) above; PROVIDED that, if following an Event of Default amounts are to be distributed to Certificateholders other than on a Distribution Date, investments shall mature on the Business Day preceding any such proposed date of distribution.

The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (excluding all Investment Earnings on the Collection Account) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Trustee for the benefit of the related Certificateholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Master Servicer on its behalf) shall within five Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Master Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Trustee, the Master Servicer shall notify the Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account. Pursuant to the authority granted to the Master Servicer under this Agreement, the Master Servicer shall have the revocable power, granted by the Trustee to make withdrawals and payments from the Collection Account and to instruct the Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Master Servicer's duties hereunder. The Master Servicer may net against any deposits required to be made to the Collection Account on the Business Day before any Determination Date amounts that the Seller, as Certificateholder or otherwise, is entitled to receive as distributions directly or indirectly from the Collection Account on such Determination Date.

               .2 CERTAIN REIMBURSEMENTS TO THE MASTER SERVICER. The Master Servicer shall be entitled to withhold from amounts otherwise required to be remitted to the Collection Account with respect to a Collection Period an amount in respect of funds deposited with respect to prior Collection Periods in the Collection Account but later determined by the Master Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds; PROVIDED, THAT, such withholding may be made only following certification by the Master Servicer of such amounts and the provision of such information to the Trustee, as may be necessary in the opinion of the Trustee to verify the accuracy of such certification.

               .3 APPLICATION OF COLLECTIONS. All collections for the Collection Period shall be applied by the Master Servicer as follows:

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

               (a) With respect to each Simple Interest Receivable (other than a Repurchased Receivable), payments by or on behalf of the Obligor, (other than Supplemental Servicing Fees with respect to such Receivable, to the extent collected) shall be applied to interest and principal in accordance with the Simple Interest Method. With respect to each Actuarial Receivable, (other than a Repurchased Receivable), payments by or on behalf of the Obligor, (other than Supplemental Servicing Fees with respect to such Receivable, to the extent collected) shall be applied to interest and principal in accordance with the Actuarial Method.

               .4 ADDITIONAL DEPOSITS. HAFC and the Seller, as applicable, shall deposit or cause to be deposited in the Collection Account for distribution on the Business Day preceding the Determination Date following the date on which such obligations are due the aggregate Repurchase Amount with respect to Repurchased Receivables.

               .5 DISTRIBUTIONS. (a) From the Collection Account, on each Distribution Date, the Trustee shall (based solely on the information contained in the Master Servicer's Certificate delivered with respect to the related Determination Date) distribute the following amounts to the holders of record on the Record Date and in the following order of priority:

                    (i) first, from the Distribution Amount, to the Master Servicer, the Basic Servicing Fee for the related Collection Period, any Supplemental Servicing Fees for the related Collection Period, and any amounts specified in Section 5.2, to the extent the Master Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.6;

                    (ii) second, from the Distribution Amount, to the Trustee or Backup Servicer, any accrued and unpaid fees (in each case, to the extent such Person has not previously received such amount from the Master Servicer or HFC);

                    (iii) third, from the Amount Available to the Class A Certificateholders, the Class A Interest Distributable Amount for such Distribution Date;

                    (iv) fourth, from the Amount Available to the Class A Certificateholders, the Class A Principal Distributable Amount for such Distribution Date;

                    (v) fifth, from Available Funds, to the Class B Certificateholders, the Class B Certificate Interest Distributable Amount for such Distribution Date;

                    (vi) sixth, from Available Funds, to the Class B Certificateholders, the Class B Principal Distributable Amount for such Distribution Date; and

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

                    (vii) seventh, from Available Funds, to the Class B Certificateholders, the Class B Excess Interest Amount for such Distribution Date.

               (b) Subject to Section 12.1 respecting the final payment upon retirement of each Certificate, and provided that the Trustee has received the applicable Master Servicer's Certificate, on each Distribution Date the Trustee shall distribute to each Certificateholder of record on the preceding Accounting Date either (i) by wire transfer, in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates representing at least $5 million in Class A Certificate Balance or Class B Certificate Balance as of the Cut-off Date, and if such Certificateholder shall have provided to the Trustee appropriate instructions not later than 15 days prior to such Distribution Date, or (ii) by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Holder's Fractional Undivided Interest of either the Class A Distributable Amount or the Class B Distributable Amount, as applicable, to the extent funds therefore are distributed under Section 5.5(a).

               .6 NET DEPOSITS. The Master Servicer may make the remittances to be made by it pursuant to Section 5.2 net of amounts (which amounts may be netted prior to any such remittance for a Collection Period) to be distributed to it pursuant to Sections 4.8 and 5.2 and (subject to payment by the Master Servicer of amounts otherwise payable pursuant to Sections 4.8, 5.2, 5.5(a)(i) and 5.5(a)(ii), for so long as no Master Servicer Termination Event has occurred and is continuing; PROVIDED, HOWEVER, that the Master Servicer shall account for all of such amounts in the related Master Servicer's Certificate as if such amounts were deposited and distributed separately; and, PROVIDED, FURTHER, that if an error is made by the Master Servicer in calculating the amount to be deposited or retained by it, with the result that an amount less than required is deposited in the Collection Account, the Master Servicer shall make a payment of the deficiency to the Collection Account, immediately upon becoming aware, or receiving notice from the Trustee, of such error.

               .7 STATEMENTS TO CERTIFICATEHOLDERS. (a) On each Distribution Date, the Trustee shall include with each distribution to each Certificateholder, a statement (which statement shall also be provided to each Rating Agency) based on information in the Master Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.9, setting forth for the Collection Period relating to such Distribution Date the following information:

                    (i) in the case of the Class A and Class B Certificateholders, the amount of such distribution allocable to principal;

                    (ii) in the case of the Class A and Class B Certificateholders, the amount of such distribution allocable to interest;

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

                    (iii) the Class A Certificate Balance and the Class B Certificate Balance, as applicable, (after giving effect to distributions made on such Distribution Date);

                    (iv) the amount of fees paid by the Trust with respect to such Collection Period;

                    (v) the amount of the Class A Interest Carryover Shortfall, Class A Principal Carryover Shortfall, Class B Interest Carryover Shortfall and Class B Principal Carryover Shortfall, if any, on such Distribution Date and the change in such amounts from those of the prior Distribution Date;

                    (vi) the Class A Certificate Factor and the Class B Certificate Factor as of such Distribution Date;

                    (vii) the Delinquency Ratio, Average Delinquency Ratio, Default Ratio, average Default Ratio, Net Loss Ratio and average Net Loss Ratio for such Determination Date;

                    (viii) the Pool Factor (after giving effect to distributions made on such Distribution Date); and

                    (ix)      Cumulative Net Losses.

Each amount set forth pursuant to subclauses (i) (such amounts broken down by Class of Certificate), (ii) (such amounts broken down by Class of Certificate),
(iv) and (vi) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate of the related Class.

               (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Trustee shall mail, to each Person who at any time during such calendar year shall have been a Holder of a Certificate, a statement containing the sum of the amounts set forth in clauses (i), (ii), and (v) (separately indicating amounts in respect of the Class A Certificates and the Class B Certificates in the case of (i) and (ii)) and such other information, requested in writing by the Master Servicer, if any, as the Master Servicer determines is necessary to permit the Certificateholder to ascertain its share of the gross income and deductions of the Trust (exclusive of the Supplemental Servicing Fee), for such calendar year or, in the event such Person shall have been a Holder of a Certificate during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Certificateholder's preparation of federal income tax returns.

                                   ARTICLE VI
                          REPRESENTATIONS OF the SELLER

               .1 REPRESENTATIONS OF SELLER. The Seller makes the following representations on which the Trust is deemed to have relied in acquiring the Receivables and on which the Certificateholders are deemed to have relied on in the purchasing of Certificates. The representations speak as of the execution and delivery of this Agreement and the Closing Date and shall survive each sale of the Receivables to the Trust and each pledge thereof to the Trustee pursuant to this Agreement.

               (a) SCHEDULE OF REPRESENTATIONS. The representations and warranties set forth on Schedule B are true and correct.

               (b) ORGANIZATION AND GOOD STANDING. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Trust Estate transferred to the Trust.

               (c) DUE QUALIFICATION. The Seller is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Seller's ability to transfer the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement, or the validity or enforceability of the Trust Estate or to perform Seller's obligations hereunder and under the Basic Documents to which the Seller is a party.

               (d) POWER AND AUTHORITY. The Seller has the power and authority to execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign each Trust Estate to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Basic Documents to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action.

               (e) VALID SALE, BINDING OBLIGATIONS. This Agreement effects a valid sale, transfer and assignment of the related Trust Estate, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Basic Documents to which the Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (f) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Basic Documents and the fulfillment of the terms of this Agreement and the Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a material default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

               (g) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of any Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

               (h) APPROVALS. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing.

               (i) NO CONSENTS. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

               (j) CHIEF EXECUTIVE OFFICE. The chief executive office of the Seller is at 1111 Town Center Drive, Las Vegas, Nevada 89134.

               .2 CORPORATE EXISTENCE. (a) During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic

Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

               (b) During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from its Affiliates, including as follows:

                    (i) the Seller shall not engage in any other business other than as provided in Article THIRD of Seller's Articles of Incorporation;

                    (ii) the Seller shall maintain corporate records and books of account separate from those of its Affiliates;

                    (iii) except as otherwise provided in this Agreement, the Seller shall not commingle its assets and funds with those of its Affiliates;

                    (iv) the Seller shall hold such appropriate meetings of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

                    (v) the Seller shall at all times hold itself out to the public under the Seller's own name as a legal entity separate and distinct from its Affiliates;

                    (vi) the Seller shall not become involved in the day-to-day management of any other Person;

                    (vii) the Seller shall not guarantee any other Person's obligations or advance funds to any other Person for the payment of expenses or otherwise;

                    (viii) the Seller shall not act as an agent of any other Person in any capacity;

                    (ix) the Seller shall not dissolve or liquidate, in whole or in part; and

                    (x) all transactions and dealings between the Seller and its Affiliates will be conducted on an arm's-length basis.

               (c) During the term of this Agreement, the Seller will comply with the limitations on its business and activities, as set forth in its Certificates of Incorporation, and will not incur indebtedness other than pursuant to or as expressly permitted by the Basic Documents.

                                  ARTICLE VII
                                THE CERTIFICATES

               .1 THE CERTIFICATES. The Class A Certificates and the Class B Certificates shall be issued in denominations of $1,000 initial principal amount and integral multiples thereof, except that one Class A Certificate and one Class B Certificate shall be issued in a denomination that includes any residual amount. The Certificates shall be executed on behalf of the Trustee by manual or facsimile signature of any Responsible Officer of the Trustee having such authority under the Trustee's seal imprinted or otherwise affixed thereon and attested on behalf of the Trustee by the manual or facsimile signature of any other Responsible Officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates. All Certificates shall be dated the date of their execution.

               .2 AUTHENTICATION OF CERTIFICATES. The Trustee shall cause the Certificates to be executed on behalf of the Trust, authenticated, and delivered to or upon the order of the Seller (or in the case of the Class B Certificates, the Seller hereby authorizes the Trustee to execute such Certificates on behalf of the Trust), signed by its chairman of the board, its vice chairman, its chief financial officer, its president, any vice president, its treasurer, or any assistant treasurer, its secretary or any assistant secretary, without further corporate action by the Seller, in exchange for the Receivables and the other Trust Property, simultaneously with the sale, assignment and transfer to the Trustee of the Receivables, and the delivery to the Trustee of the Receivable Files and the other Trust Property. Such Certificates shall be duly executed by the Trustee, in authorized denominations equaling in the aggregate the Cut-off Date Principal Balance and evidencing the entire ownership of the Trust. No Certificate shall entitle its holder to any benefit under the Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit B hereto executed by the Trustee by manual signature of an authorized signatory; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication and shall be numbered in the manner determined by the Trustee.

               .3 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 7.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall be the initial Certificate Registrar. In the event that, subsequent to the Cut-off Date, the Trustee notifies the Master Servicer that it is unable to act as Certificate

Registrar, the Master Servicer shall appoint another bank or trust company, agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Trustee, to act as successor Certificate Registrar under this Agreement.

               (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class, in authorized denominations of a like aggregate original denomination, upon surrender of such Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing.

               (c) Except as provided in paragraph (d) below the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificateholders and with respect to ownership and transfers of such Class A Certificates; (iii) ownership and transfers of registration of the Class A Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificateholders of the Class A Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificateholders; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificateholders.

               All transfers by Certificateholders of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificateholder. Each Depository Participant shall only transfer Book-Entry Certificates of Certificateholders it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               (d) If (x) (i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities as Depository and (ii) the Trustee or Company is unable to locate a qualified successor or (y) the Company at its sole option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificateholders, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class A Certificates (the "Definitive Certificates") to Certificateholders requesting the same. Upon surrender to the Trustee of the Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

               (e) On or prior to the Closing Date, there shall be delivered to the Depository one Class A Certificate, in registered form registered in the name of the Depository's nominee, Cede & Co., the total face amount of which represents 100% of the Original Class A Principal Balance. Each such Class A Certificate registered in the name of the Depositary's nominee shall bear the following legend:

               "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

               (f) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

               (g) Notice of any transfer of one or more Certificates to HFC or any Affiliate thereof other than the Seller shall be given to each Rating Agency.

               (h) The Class B Certificates shall initially be retained by the Seller. No sale, assignment, pledge, encumbrance or transfer of any interest in any Class B Certificate shall be made or permitted without prior notice to the Rating Agencies until the Class A Certificate Balance is reduced to zero, all payments in respect of interest on the Class A Certificates have been made in full and the Final Termination Date with respect to the Series ______ Certificates shall have occurred. The Class B Certificates shall be subject to the same restrictions on transfer that the Class A Certificates are subject to in Section 7.3 hereof. For purposes of the restrictions on transfer of Class B Certificates, the Seller shall be treated as the initial purchaser. No transfer of a Class B

Certificate or any interest therein shall be made unless prior to such transfer the Holder of such Class B Certificates delivers to the Seller and the Trustee either a ruling of the Internal Revenue Service or an Opinion of Counsel, which shall be independent outside counsel, satisfactory to the Trustee and the Rating Agencies in either case, to the effect that the proposed transfer (x) will not result in the arrangement contemplated by this Agreement being treated as an association taxable as a corporation under either (I) the Code, as from time to time in force or (II) the tax laws of the State of Illinois and (y) will not have any adverse effect on the Federal income taxation of the Trust or the Certificateholders.

               The Certificate Registrar shall not register the transfer of any Class B Certificate unless it shall have received a representation letter that (a) the transferee will not acquire the Class B Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "plan" as defined in Section 4975(e)(l) of the Internal Revenue Code of 1986, as amended (the "Code"), or (b) in the case of a transfer to an insurance company general account, either (a) above or pursuant to Section I of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), the acquisition and holding of the certificate and, pursuant to Section III of PTCE 95-60, the servicing, management and operation of the trust are, with respect to such transferee, exempt from the "prohibited transaction" provisions of ERISA and the Code.

               .4 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest. In connection with the issuance of any new Certificate under this Section 7.4, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 7.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               .5 PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Trustee, the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
5.5 and for all other purposes whatsoever, and neither the Trustee, the

Certificate Registrar nor any agent of the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

               .6 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Trustee shall furnish or cause to be furnished to the Master Servicer, within 10 days after receipt by the Trustee of a written request therefor from such party, a list, in such form as such party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Accounting Date for payment of distributions to Certificateholders. If three or more Certificateholders, or one or more Certificateholders evidencing not less than 25% of the Class A Certificate Balance and the Class B Certificate Balance (disregarding any Class B Certificate held by HFC or any Affiliate thereof) (hereinafter referred to as "Applicants"), apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Certificateholders of such Class with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication that such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Certificateholders. Every Certificateholder, by receiving and holding a Certificate, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders under this Agreement, regardless of the source from which such information was derived.

               .7 MAINTENANCE OF OFFICE OR AGENCY. The Trustee shall maintain in [Place of Office], an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and an office in [Place of Office] where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office as specified in this Agreement as its office for such purposes. The Trustee shall give prompt written notice to the Master Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

               .8 AFFILIATED GROUP MAY OWN CERTIFICATES. To the extent that the Seller or any Affiliate of the Seller becomes the owner or pledgee of any Certificate pursuant to Section 7.3(g) hereof, during the time such Certificate is owned by it, such Certificate shall be without voting rights for any purpose set forth in this Agreement or any Related Document. The Seller shall notify the Trustee promptly after it or any of its Affiliates become the owner or pledgee of a Certificate.


                                  ARTICLE VIII
                                   THE SELLER

               .1 LIABILITY OF SELLER; INDEMNITIES. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken under this Agreement by the Seller and the representations made by the Seller under this Agreement.

               (a) The Seller shall indemnify, defend and hold harmless the Trust and the Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any taxes to which the Trustee may otherwise be subject to), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Trust, not including any taxes asserted with respect to, federal or other income taxes arising out of distributions on the Certificates) and costs and expenses in defending against the same.

               (b) The Seller shall indemnify, defend and hold harmless the Trust and the Trustee against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's or the Trustee's violation of Federal or state securities laws in connection with the offering and sale of the Certificates.

               (c) The Seller shall indemnify, defend and hold harmless the Trustee and their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with, the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents, except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Person seeking indemnification.

               Indemnification under this Section shall survive the resignation or removal of the Trustee and the termination of this Agreement and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

               .2 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SELLER. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases (x) has a certificate of incorporation containing provisions relating to limitations on business and other matters substantially identical to those contained in the Seller's certificate of incorporation and (y) executes an agreement of assumption to perform every obligation of the Seller under this Agreement, the other Basic Documents shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this

Agreement; PROVIDED, HOWEVER, that the Rating Agency Condition shall have been satisfied with respect to such transaction.

               .3 LIMITATION ON LIABILITY OF SELLER AND OTHERS. (a) The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the written advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability. Except as provided in
Section 8.1 hereof, neither the Seller nor any of the directors, officers, employees or agents of the Seller acting in such capacities shall be under any liability to the Trust, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in good faith in such capacities pursuant to this Agreement; provided, however, that this provision shall not protect the Seller or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

               (b) All obligations of the Seller under this Agreement (including, but not limited to, repurchase and indemnification obligations) and under any of the Basic Documents shall be limited in recourse to property, if any, which the Seller may hold from time to time, not subject to any Lien.

               .4 SELLER MAY OWN CERTIFICATES. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Certificates so owned by the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Certificates; PROVIDED, HOWEVER, except in the event that all outstanding Certificates are owned by the Seller and/or any Affiliate thereof, that any Certificates owned by the Seller or any Affiliate thereof, during the time such Certificates are owned by them, shall be without voting rights for any purpose set forth in the Basic Documents and any such Certificates will not be entitled to the benefits of any financial guaranty insurance policy. The Seller shall notify the Trustee promptly after it or any of its Affiliates become the owner or pledgee of a Certificate.

               .5 RESTRICTIONS ON LIENS. The Seller shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables except for the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names HFC or the Seller as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Trustee for the benefit of the Certificateholders.

                                   ARTICLE IX
                               THE MASTER SERVICER

               .1 REPRESENTATIONS OF MASTER SERVICER. The Master Servicer makes the following representations on which the Trust is deemed to have relied in acquiring the Receivables and on which the Certificateholders are deemed to have relied on in the purchasing of Certificates. The representations speak as of the execution and delivery of this Agreement and the Closing Date and shall survive each sale of the Trust Estate to the Trust and each pledge thereof to the Trustee pursuant to this Agreement.

                   (i) ORGANIZATION AND GOOD STANDING. The Master Servicer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement and the other Basic Documents to which it is a party;

                   (ii) DUE QUALIFICATION. The Master Servicer is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification; except where the failure to qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations as Master Servicer under this Agreement and the other Basic Documents to which it is a party;

                   (iii) POWER AND AUTHORITY. The Master Servicer has the power and authority to execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Basic Documents to which the Master Servicer is a party have been duly authorized by the Master Servicer by all necessary corporate action;

                   (iv) BINDING OBLIGATION. This Agreement and the Basic Documents to which the Master Servicer is a party shall constitute legal, valid and binding obligations of the Master Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                   (v) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Basic Documents to which the Master Servicer is a party, and the fulfillment of the terms of this Agreement and the Basic Documents to which the Master Servicer is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a material default under, the articles of incorporation or bylaws of the Master Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Master Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Master Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or any of its properties, or any way materially adversely affect the interest of the Certificateholders or the Trust in any Receivable or affect the Master Servicer's ability to perform its obligations under this Agreement;

                   (vi) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Master Servicer's knowledge, threatened against the Master Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Master Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates;

                   (vii) APPROVALS. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Master Servicer of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date.

                   (viii) NO CONSENTS. The Master Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority,


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

       bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

                   (ix) CHIEF EXECUTIVE OFFICE. The chief executive office of the Master Servicer is located at 2700 Sanders Road, Prospect Heights, Illinois 60070.

               .2 LIABILITY OF MASTER SERVICER; INDEMNITIES. (a) The Master Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Master Servicer and the representations made by the Master Servicer.

               (b) The Master Servicer shall defend, indemnify and hold harmless the Trust, the Trustee and their respective officers, directors, agents and employees, from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation of, or lien on, any Financed Vehicle;

               (c) The Master Servicer (when the Master Servicer is Household or an Affiliate of Household) shall indemnify, defend and hold harmless the Trust, the Trustee and their respective officers, directors, agents and employees and from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any Federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of any Series of the Certificates) and costs and expenses in defending against the same, except to the extent that such costs, expenses, losses, damages, claims and liabilities arise out of the negligence or willful misconduct of such parties;

               The Master Servicer (when the Master Servicer is not
Household) shall indemnify, defend and hold harmless the Trust, the Trustee and their respective officers, directors, agents and employees from and against any taxes with respect to the sale of Receivables in connection with servicing hereunder that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any Federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Trust Estate to the Trust or the issuance and original sale of the Certificates) and costs and expenses in defending against the same; and

               (d) The Master Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust or the Trustee by reason of the breach of this Agreement by the Master Servicer, the negligence, misfeasance, or bad faith of the Master Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement, except to the extent that such costs, expenses, losses, damages, claims, and liabilities arise out of the negligence or willful misconduct of the Person seeking indemnification.

               (e) The Master Servicer shall indemnify, defend and hold harmless the Trust, the Trustee and their respective officers, directors, agents and employees from and against any loss, liability or expense incurred by reason of the violation by Master Servicer of Federal or state securities laws in connection with the registration or the sale of the Securities, except to the extent that such costs, expenses, losses, damages, claims, and liabilities arise out of the negligence or willful misconduct of such parties.

               (f) Indemnification under this Article shall survive the termination of this Agreement and will survive the early resignation or removal of any of the parties hereto and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Master Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Master Servicer, without interest. Notwithstanding any other provision of this Agreement, the obligations of the Master Servicer shall not terminate or be deemed released upon the resignation or termination of Household as the Master Servicer and shall survive any termination of this Agreement.

               .3 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF THE MASTER SERVICER. (a) Any Person (i) into which the Master Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Master Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Master Servicer, or (iv) succeeding to the business of the Master Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Master Servicer under this Agreement and each Basic Document and, whether or not such assumption agreement is executed, shall be the successor to the Master Servicer under this Agreement and each Basic Document without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. Notwithstanding the foregoing, the Master Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Master Servicer's business, unless (x) the Master Servicer shall have delivered to the the Rating Agencies and the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 9.3(a) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (y) the Rating Agency Condition shall have been satisfied with respect to such assignment or succession.


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


               .4 LIMITATION ON LIABILITY OF MASTER SERVICER AND OTHERS. (a) Neither the Master Servicer, the Trustee nor any of the directors or officers or employees or agents of the Master Servicer or the Trustee shall be under any liability to the Trust, except as provided in this Agreement and each Basic Document, for any action taken or for refraining from the taking of any action pursuant to this Agreement and each Basic Document; PROVIDED, HOWEVER, that this provision shall not protect the Master Servicer, the Trustee or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties (including negligence with respect to the Master Servicer's indemnification obligations hereunder), by reason of reckless disregard of obligations and duties under this Agreement and each Basic Document or any violation of law by the Master Servicer, the Trustee or such person, as the case may be; PROVIDED, FURTHER, that this provision shall not affect any liability to indemnify the Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Trustee. The Master Servicer, the Trustee and any director, officer, employee or agent of the Master Servicer may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure of risk of such funds or incurrence of financial liability.

               (b) Notwithstanding anything herein to the contrary, the Trustee shall not be liable for any obligation of the Master Servicer contained in this Agreement and each Basic Document, and the Seller and the Certificateholders shall look only to the Master Servicer to perform such obligations.

               (c) The parties expressly acknowledge and consent to [Name of Trustee] acting in the potential dual capacity of successor Master Servicer and in the capacity as Trustee. [Name of Trustee] may, in such dual or other capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by [Name of Trustee] of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto and the Certificateholders except in the case of negligence and willful misconduct by [Name of Trustee].

               .5 DELEGATION OF DUTIES. In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards employed by the Master Servicer in compliance with Section 4.1. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 9.6. The Master Servicer shall provide each Rating Agency and the Trustee with written notice prior to the delegation of any of its duties to any Person other than any of the Master Servicer's Affiliates or their respective successors and assigns.

               .6 MASTER SERVICER NOT TO RESIGN. Subject to the provisions of
Section 9.3, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee; (b) the Rating Agency shall have delivered a letter to the Trustee stating that the appointment of such proposed successor servicer as Master Servicer hereunder will satisfy the Rating Agency Condition; and (c) such proposed successor servicer has agreed in writing to assume the obligations of Master Servicer hereunder and under each relevant Basic Document and (d) the Master Servicer has delivered to the Trustee an Opinion of Counsel to the effect that all conditions precedent to the resignation of the Master Servicer and the appointment of and acceptance by the proposed successor servicer have been satisfied; PROVIDED, HOWEVER, that, in the case of clause (i) above, no such resignation by the Master Servicer shall become effective until the Trustee shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 10.3 which shall have assumed such responsibilities and obligations. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 10.1 and 10.3 as obligations that survive the resignation or termination of the Master Servicer. Any such determination permitting the resignation of the Master Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.

               .7 SUB-SERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUB-SERVICERS. The Master Servicer may enter into agreements for any subservicing and administration of Receivables with any institution which is an Eligible Subservicer and is in compliance with the laws of each state necessary to enable it to perform the obligations of the Master Servicer pursuant to this Agreement. The Master Servicer initially appoints HAFC to subservice the Receivables. For purposes of this Agreement and each Basic Document, the Master Servicer shall be deemed to have received payments on Receivables when any Sub-Servicer has received such payments. Any such agreement shall be consistent with and not violate the provisions of this Agreement. The Master Servicer shall not be relieved of its obligations under this Agreement and each Basic Document notwithstanding any agreement relating to subservicing and the Master Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Receivables. The Trust shall have no liability to the Master Servicer except for payment of the Basic Servicing Fee and any


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

Supplemental Servicing Fee and reimbursement of repossession and liquidation expenses. The Trust shall have no obligation to indemnify the Master Servicer for costs or expenses, except with respect to the preceding sentence. The parties hereto acknowledge that with respect to statements or certificates required to be delivered by the Master Servicer in accordance with this Agreement, including, but not limited to, Sections 4.9, 4.10 and 4.11 hereof, that a statement or certificate delivered by the Sub-Servicer shall be sufficient to discharge the Master Servicer's obligation to deliver such certificate or statement.

          .8 SUCCESSOR SUB-SERVICERS. The Master Servicer may terminate any Sub-Servicer and either directly service the related Receivables itself or enter into an agreement with a successor Sub-Servicer that is an Eligible Sub-Servicer. The Trustee shall have no duty or obligation to monitor or supervise the performance of any Sub-Servicer.


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

                                   ARTICLE X
                      MASTER SERVICER TERMINATION EVENTS

          .1 MASTER SERVICER TERMINATION EVENT. For purposes of this Agreement, each of the following shall constitute a "Master Servicer Termination Event":

          (a) Any failure by the Master Servicer to deliver, or cause to be delivered, to the Trustee for distribution pursuant to the terms of this Agreement any proceeds or payment required to be so delivered under the terms of this Agreement (including deposits of the Repurchase Amount pursuant to Section 3.5 and Section 4.7) that continues unremedied for a period of five Business Days after written notice is received by the Master Servicer from the Trustee or after discovery of such failure by a responsible Officer of the Master Servicer (but in no event later than five Business Days after the Master Servicer is required to make such delivery or deposit);

          (b) Failure on the part of the Master Servicer duly to observe or perform any other covenants or agreements of the Master Servicer set forth in this Agreement and each Basic Document, which failure (i) materially and adversely affects the rights of Certificateholders and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee;

          (c) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Master Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Master Servicer or of any substantial part of its property or ordering the winding up or liquidation of the affairs of the Master Servicer or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or

          (d) The commencement by the Master Servicer of a voluntary case under the Federal bankruptcy laws, as now or hereafter in effect, or any other present or future, Federal or state, bankruptcy, insolvency or similar law, or the consent by the Master Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Master Servicer or of any substantial part of its property or the making by the Master Servicer of an assignment for the benefit of creditors or the failure by the Master Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Master Servicer in furtherance of any of the foregoing; or

          (e) Any representation, warranty or certification of the Master Servicer made in this Agreement or any certificate, report or other writing delivered pursuant


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

hereto or thereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the interests of the Trust in the Trust Estate and, within 60 days after written notice thereof shall have been given to the Master Servicer by the Trustee the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

          (f) Notwithstanding the foregoing, a delay in or failure of performance under Section 10.1(a) for a period of five Business Days or under
Section 10.1(b) for a period of 60 days, shall not constitute a Master Servicer Termination Event if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Master Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement, and the Master Servicer shall provide the Trustee and the Seller with an Officers' Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

          .2 CONSEQUENCES OF A MASTER SERVICER TERMINATION EVENT. If a Master Servicer Termination Event shall occur and be continuing, the Trustee (to the extent a Trust Officer of the Trustee has actual knowledge thereof), by notice given in writing to the Master Servicer may terminate all of the rights and obligations of the Master Servicer under this Agreement and the other Basic Documents as they relate to the Trust Estate out of which such Master Servicer Termination Event arose. On or after the receipt by the Master Servicer of such written notice, all authority, power, obligations and responsibilities of the Master Servicer under this Agreement, whether with respect to the Certificates or the Other Conveyed Property or otherwise, automatically shall pass to, be vested in, and become obligations and responsibilities, of the Trustee (or such other successor Master Servicer appointed by Trustee pursuant to Section 10.3); PROVIDED, HOWEVER, that the successor Master Servicer shall (i) have no liability with respect to any obligation which was required to be performed by the terminated Master Servicer prior to the date that the successor Master Servicer becomes the Master Servicer or any claim of a third party based on any alleged action or inaction of the terminated Master Servicer and (ii) no obligation to perform any repurchase or advancing obligations, if any, of the terminated Master Servicer.

The successor Master Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Trust Estate and related documents to show the Trust as lienholder or secured party on the related Lien


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

Certificates, or otherwise. The terminated Master Servicer agrees to cooperate with the successor Master Servicer in effecting the termination of the responsibilities and rights of the terminated Master Servicer under this Agreement as they relate to the Trust Estate with respect to which such termination has been effected , including, without limitation, the transfer to the successor Master Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Master Servicer for deposit, or have been deposited by the terminated Master Servicer, in the Collection Account or thereafter received with respect to the Receivables in the subject Trust Estate and the delivery to the successor Master Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Master Servicer to service the Trust Estate. If requested by the Trustee, the successor Master Servicer shall direct the Obligors to make all payments under the Receivables directly to the successor Master Servicer (in which event the successor Master Servicer shall process such payments in accordance with Section 4.2(d)). The terminated Master Servicer shall grant the Trustee and the successor Master Servicer reasonable access to the terminated Master Servicer's premises at the terminated Master Servicer's expense.

          .3 APPOINTMENT OF SUCCESSOR. (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 10.2 or upon the resignation of the Master Servicer pursuant to Section 9.6, the Master Servicer shall continue to perform all servicing functions under this Agreement until the date specified in such termination notice or until such resignation becomes effective or until a date mutually agreed upon by the Master Servicer and the Trustee. The Trustee shall as promptly as possible after such termination or resignation appoint an Eligible Servicer as a successor servicer (the "Successor Master Servicer"), and such Successor Master Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. In the event that a Successor Master Servicer has not been appointed or has not accepted its appointment at the time when the Master Servicer ceases to act as Master Servicer, the Trustee without further action shall automatically be appointed the Successor Master
Servicer. The Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Section 9.6. Notwithstanding the foregoing, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Master Servicer hereunder. The Trustee shall give prompt notice to each Rating Agency upon the appointment of a Successor Master Servicer. The Trustee or the Successor Master Servicer, as the case may be, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Master Servicer by the terms and provisions of this Agreement, except as otherwise stated herein. The Trustee or the Successor Master Servicer, as the case may be, shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Successor Master Servicer shall be subject to termination under Section 10.2 upon


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

the occurrence of any Master Servicer Termination Event applicable to it as Master Servicer.

          (b) Subject to Section 9.6, no provision of this Agreement shall be construed as relieving the Trustee of its obligation to succeed as Successor Master Servicer upon the termination of the Master Servicer pursuant to Section 10.2 or the resignation of the Master Servicer pursuant to Section 9.6.

          (c) Any Successor Master Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) equal to the greater of (a) the compensation the Master Servicer would have been entitled to under this Agreement if the Master Servicer had not resigned or been terminated hereunder and (b) compensation calculated with a Servicing Fee Rate equal to the then-current "market rate" fee for servicing assets comparable to the Receivables, which rate shall be determined by averaging three fee bids obtained by the Trustee from third party servicers selected by the Trustee. In addition, any Successor Master Servicer shall be entitled to reasonable transition expenses incurred in acting as Successor Master Servicer payable by the outgoing Master Servicer.

          .4 NOTIFICATION TO CERTIFICATEHOLDERS. Upon any termination of, or appointment of a successor to, the Master Servicer pursuant to this
Article X, the Trust shall give prompt written notice thereof to each Rating Agency to the Certificateholders at their respective addresses appearing in the Certificate Register.

          .5 WAIVER OF PAST DEFAULTS. A Certificate Majority may, on behalf of all Holders of Certificates, waive any default by the Seller or the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                                  ARTICLE XI
                                  THE TRUSTEE

          .1  DUTIES OF TRUSTEE.  (a)  Subject to paragraph (c) of this
Section 11.1, the Trustee, both prior to and after the occurrence of a Master Servicer Termination Event, undertakes to perform as Trustee such duties and only such duties as are specifically set forth in this Agreement.

          (b) The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provisions of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement.


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

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act (other than errors in judgment) or its own bad faith or willful misfeasance; PROVIDED, HOWEVER, that:

               (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proven that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

               (iii) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

               (iv) the Trustee shall not be liable for any action it takes or omits to take in good faith at the direction of a Certificate Majority.

          (d) Notwithstanding any other provision of this Agreement, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement except during such time, if any, as the Backup Servicer shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

          (e) The Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with the obligations of the Master Servicer referred to in this Agreement, or of any failure by the Seller to comply with the obligations of the Seller referred to in this Agreement, unless a Trustee officer obtains actual knowledge of such failure (it being understood that knowledge of the Master Servicer is not attributable to the Trustee) or the Trustee receives written notice of such failure from the Master Servicer or the Seller, as the case may be, or the Holders of Certificates evidencing not


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less than 25% of the sum of the Class A Certificate Balance and the Class B
Certificate Balance, or, if there are no Class A Certificates then outstanding, by Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance;

          (f) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle; and

          (g) Without limiting the generality of this Section 11.1, the Trustee, in its capacity as Trustee, shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Seller's or the Master Servicer's representations, warranties or covenants or the Master Servicer's duties and obligations as Master Servicer.

          .2 TRUSTEE'S ASSIGNMENT OF WARRANTY RECEIVABLES. With respect to all Administrative Receivables and all Warranty Receivables purchased by the Master Servicer or the Seller, the Trustee shall take any and all actions reasonably requested by the Seller or the Master Servicer, at the expense of the Person whose obligation was to repurchase the Administrative Receivable or the Warranty Receivable, to assign, without recourse, representation or warranty, to the Seller or the Master Servicer, as applicable, including, without limitation, all the items conveyed to the Trustee pursuant to
Section 3.1(a) with respect to such Repurchased Receivable, all monies due thereon, the security interests in the related Financed Vehicles, proceeds from any Insurance Policies, proceeds from recourse against Dealers on such Receivables and the interests of the Trust in certain rebates of premiums and other amounts relating to the Insurance Policies and any documents relating thereto, such assignment being an assignment outright and not for security; and the Seller or the Master Servicer, as applicable, shall thereupon own such Receivable, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

          .3 CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 11.1(c):


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

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such Opinion of Counsel;

          (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; PROVIDED, HOWEVER, that the Trustee shall, upon the occurrence of a Master Servicer Termination Event (that has not been cured), exercise the rights and powers vested in it by this Agreement with reasonable care and skill;

          (d) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 25% of the sum of the Class A Certificate Balance and the Class B Certificate Balance, or, if there are no Class A Certificates then outstanding, by Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand;

          (e) The Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement ether directly or by or through agents or attorneys or custodians. The Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by the Trustee. The Trustee shall not be responsible for any misconduct or negligence attributable to the acts or omissions of the Master Servicer;


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          (f)  The Trustee may rely, as to factual matters relating to the
Seller or the Master Servicer, on an Officer's Certificate of a Responsible Officer of the Seller or Master Servicer, respectively; and

          (g) The Trustee shall not be required to take any action or refrain from taking any action under this Agreement, or any Related Document referred to herein, nor shall any provision of this Agreement, or any such Related Document be deemed to impose a duty on the Trustee to take action, if the Trustee shall have been advised by counsel that such action is contrary to the terms of this Agreement, or any Related Document or is contrary to law.

          .4 TRUSTEE NOT LIABLE FOR CERTIFICATES OR RECEIVABLES. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the execution of the Certificates) or of any Receivable or Related Document, except to the extent otherwise expressly provided herein. The Trustee shall at no time (except during such time, if any, as it is acting as successor Master Servicer) have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation, the existence, condition, location and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence of any Receivable or any computer or other record thereof (it being understood that the Trustee has not reviewed and does not intend to review such matters, the sole responsibility for such review being vested in the Seller and the Master Servicer as applicable); the completeness of any Receivable; the receipt by the Master Servicer of any Receivable; the performance or enforcement of any Receivable; the compliance by the Seller and the Master Servicer with any covenant or the breach by the Seller and the Master Servicer of any warranty or representation made under this Agreement or in any Related Document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof, any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom (it being understood, however, that the Trustee shall remain responsible for any Trust Property that it may hold directly); the acts or omissions of the Seller, the Master Servicer or any Obligor; any action of the Master Servicer taken in the name of the Trustee; the accuracy, content or completeness of any offering documents used in connection with the sale of the Certificates or any action by the Trustee taken at the instruction of the Master Servicer, the Seller or the Certificateholders holding the requisite percentage of Certificates; PROVIDED, HOWEVER, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, whether as Trustee or as Backup Servicer. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Receivables prior to the time such funds are deposited in the Collection Account.


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

          .5 TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may deal with the Seller and the Master Servicer in banking transactions with the same rights as it would have if it were not Trustee.

          .6 TRUSTEE'S FEES AND EXPENSES; INDEMNIFICATION. The Master Servicer in a separate agreement (the "Fee Letter") has covenanted and agreed to pay to the Trustee, and the Trustee shall be entitled to, certain annual fees (the "Annual Trustee's Fee") (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services, including services as Backup Servicer, rendered by it in the execution of the trusts created by this Agreement and in the exercise and performance of any of the powers and duties under this Agreement of the Trustee. To the extent not covered by Article IX, the Seller and the Master Servicer shall indemnify, defend, and hold harmless the Trustee and the Backup Servicer from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance of the performance of the trusts and duties contained in this Agreement, except to the extent that such cost, expense, loss, claim, damage or liability is due to the bad faith or gross negligence (except for errors in judgment) of the Trustee or the Backup Servicer, respectively. In addition, the Master Servicer in Section 9.2 has agreed to indemnify the Trustee with respect to certain matters, and the Certificateholders in their individual capacity under Section 11.3(c) or (d) may agree to indemnify the Trustee under certain circumstances. The provisions of this Section 11.6 shall (i) not be in limitation of the Fee Letter entered into in connection with this Agreement between the Master Servicer and the Trustee (ii) shall not terminate or be deemed released upon the resignation or termination of HFC as the Master Servicer and (iii) shall survive any termination of this Agreement.

          .7 ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee under this Agreement shall at all times be a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, satisfactory to HFC and (if Moody's then has a rating outstanding on the Certificates) with a long-term debt rating from Moody's of ["Baa3"] or higher or otherwise acceptable to Moody's. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.7, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.8.

          .8 RESIGNATION OR REMOVAL OF TRUSTEE. (a) Subject to the provisions of subsection (c) of this Section 11.8, the Trustee may at any time resign and be discharged from the trusts created by this Agreement by giving written notice thereof to the Master


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

Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.8 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer shall remove the Trustee. If the Trustee is removed under the authority of the immediately preceding sentence, the Master Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. The Master Servicer shall also pay all fees due and owing to the outgoing Trustee.

          (c) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.8 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.9.

          (d) If the Trustee and the Backup Servicer shall be the same Person and the rights and obligations of the Backup Servicer shall have been terminated pursuant to Section 10.2, then a Certificate Majority shall have the option, by 60 days' prior notice in writing to the Seller, the Master Servicer and the Trustee, to remove the Trustee, and such Certificateholders shall not have any liability to the Trustee, HFC, the Seller, the Master Servicer or any Certificateholder in connection with such removal.

          .9 SUCCESSOR TRUSTEE. Any successor Trustee appointed as provided in Section 11.8 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance (except as provided below), shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee; but, on request of the Master Servicer or the successor trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor trustee all property and money held by such trustee so ceasing to act hereunder. Upon request of any such successor trustee, the Seller, on behalf of the Trust, shall execute any


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

and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement or any Related Document; and the predecessor Trustee and the other parties to the Basic Documents shall amend any Related Document to make the successor Trustee the successor to the predecessor Trustee thereunder; and the Master Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section 11.9 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.7. Upon acceptance of appointment by a successor Trustee as provided in this Section 11.9, the Seller shall mail notice by first-class mail of the successor of such Trustee and the address of the successor Trustee's corporate trust office under this Agreement to each Rating Agency and all Holders of Certificates at their addresses as shown in the Certificate Register. If the Seller fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Seller.

          .10 MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee under this Agreement, provided such corporation shall be eligible under the provisions of Section 11.7, without the execution or filing of any instrument or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. The Trustee or its successor hereunder shall provide the Master Servicer with prompt notice of any such transaction.

          .11 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property or any Financed Vehicle may at the time be located, the Trustee, with the consent of the Master Servicer shall have the power and may execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Property, or any part thereof, and, subject to the other provisions of this Section 11.11, such powers, duties, obligations, rights and trusts as the Master Servicer, the Trustee may consider necessary or desirable. If the Master Servicer shall not have consented to such appointment within 15 days after the receipt by it of a request to do so, or if a Master Servicer Termination Event shall have occurred and be continuing, the consent of the Master Servicer shall not be required. No co-Trustee or separate Trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee under Section 11.7 and no notice to Certificateholders of the

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appointment of any co-trustee or separate trustee shall be required under
Section 11.9. Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or cotrustee jointly (it being understood that such separate trustee or cotrustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

               (iii) The Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (b) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer.

          (c) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          .12 REPRESENTATIONS AND WARRANTIES OF TRUSTEE. Each of the Trustee and Backup Servicer represents and warrants as of the date of this Agreement that:

          (a) it is either (i) a banking corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation or (ii) a national


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

banking association duly organized, validly existing and in good standing under the laws of the United States of America;

          (b) it has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

          (c) the execution, delivery and performance by it of this Agreement (a) do not violate any provision of any law or regulation governing the banking and trust powers of it or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to it or any of its assets, (b) do not violate any provision of its corporate charter or by-laws, or (c) to the best of its knowledge do not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any of the Trust Property pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking other than this Agreement to which it is a party;

          (d) the execution, delivery and performance by it of this Agreement do not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating its banking and corporate trust activities; and

          (e) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding agreement of it, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          .13 TAX RETURNS. In the event the Trust shall be required to file tax returns, the Master Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five Business Days before such returns are due to be filed. The Trustee, upon request, shall furnish the Master Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall execute such returns and cause such returns to be filed on or prior to the date on which such returns are due; provided, that such returns have been provided to the Trustee by the Master Servicer as described in the previous sentence.

          .14 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses,


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disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

          .15 SUIT FOR ENFORCEMENT. If a Master Servicer Termination Event shall occur and be continuing, the Trustee, in its discretion may (but shall have no duty or obligation so to proceed), subject to the provisions of
Section 11.1, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

          .16 RIGHTS TO DIRECT TRUSTEE. Subject to Section 11.3(c), a Certificate Majority shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; PROVIDED, HOWEVER, that subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be in violation of this Agreement or any of the Basic Documents or would subject it to personal liability against which it has not been provided reasonable indemnity or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificateholders.


                                  ARTICLE XII
                                  TERMINATION

          .1 TERMINATION OF THE TRUST. (a) The respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created by this Agreement and the Trust created by this Agreement shall terminate upon the latest of (i) the maturity or other liquidation of the last Receivable (including the purchase as of any Accounting Date by the Seller or the Master Servicer at its option of the corpus of the Trust as described in
Section 12.2) and the subsequent distribution to Certificateholders pursuant to Section 5.5 of the amount required to be deposited pursuant to Section
12.2 or (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement. In either case, there shall be delivered to the Trustee an Opinion of Counsel that all applicable preference periods under federal, state and local bankruptcy insolvency and similar laws have expired with respect to the payments pursuant to clause (ii); PROVIDED, HOWEVER, that in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants


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

living on the date of this Agreement of Rose Kennedy of the Commonwealth of Massachusetts; and provided, further, that the rights to indemnification under Sections 9.2 and 11.6 shall survive the termination of the Trust. The Master Servicer shall promptly notify the Trustee and the Rating Agencies of any prospective termination pursuant to this Section 12.1.

          (b) Notice of any final distribution, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and retirement of the Certificates, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 1st day and not later than the 10th day of the month of such final distribution specifying (i) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of Certificates at the office of the Trustee therein specified, (ii) the amount of any such final payment, and (iii) that the Accounting Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given, the Master Servicer or the Trustee, as the case may be, shall make deposits into the Collection Account in accordance with Section 5.4, or, in the case of an optional purchase of Receivables pursuant to Section 12.2, shall deposit the amount specified in Section 12.2. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.5.

          (c) In the event that all of the Certificateholders shall not surrender their Certificates for retirement within six months after the date specified in the above-mentioned written notice, the Trustee shall have a second written notice to the remaining Certificateholders to surrender their Certificates for retirement and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for retirement, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Agreement.

          .2 OPTIONAL PURCHASE OF ALL RECEIVABLES. On each Determination Date as of which the Class A Certificate Balance is less than 10% of the Cut-Off Date Class A Certificate Balance, the Master Servicer and the Seller each shall have the option to purchase the corpus of the Trust. To exercise such option, the Master Servicer or the Seller, as the case may be, shall pay the aggregate Purchase Amounts for the Receivables, plus the appraised value of any other property (including the right to receive any future recoveries) held as part of the Trust, such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer or the Seller, as the case may be, and the Trustee and shall succeed to all interests in and to the Trust Property. The Master


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

Servicer or Seller shall promptly notify the Rating Agencies of any proposed exercise of such option. The fees and expenses related to such appraisal shall be paid by the party exercising the option to purchase.


                                 ARTICLE XIII
                           MISCELLANEOUS PROVISIONS

          .1 AMENDMENT. (a) This Agreement may be amended by the Seller, the Master Servicer and the Trustee but without the consent of any of the Certificateholders, (i) to cure any ambiguity, or (ii) to correct or supplement any provisions in this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Certificateholders.

          (b) This Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee with the consent of a Certificate Majority (which consent of any Holder of a Certificate given pursuant to this Section 13.1(b) or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate or the Class A Pass-Through Rate or the Class B Pass-Through Rate or (b) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the Holders of all Certificates then outstanding.

          (c) Prior to the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Rating Agency.

          (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder.

          (e) It shall not be necessary for the consent of Certificateholders pursuant to Section 13.1(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe, including the establishment of record dates.

          (f) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement, in addition to the Opinion of Counsel referred to in
Section 13.2(i). The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

          .2 PROTECTION OF TITLE TO TRUST. (a) The Seller or the Master Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Trust and the Trustee under this Agreement in the Trust Property and in the proceeds thereof. The Seller or the Master Servicer or both shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Neither the Seller nor the Master Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trustee at least 60 days prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

          (c) Each of the Seller and the Master Servicer shall give the Trustee at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Master Servicer shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

          (d) The Master Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

          (e) The Master Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Trustee, the Master Servicer's master computer records (including any backup archives) that refer to any Receivable indicate clearly (with reference to the particular grantor trust) that the Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Master Servicer's computer systems when, and only when, the Receivable has been paid in full or repurchased by the Seller or the Master Servicer.

                  (f) If at any time the Seller or the Master Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Master Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold and is owned by the Trust unless such Receivable has been paid in full or repurchased by the Seller or the Master Servicer.

                  (g) The Master Servicer shall permit the Trustee, the Backup Servicer, the Seller and their respective agents, at any time to inspect, audit and make copies of and abstracts from the Master Servicer's records regarding any Receivables or any other portion of the Trust Property.

                  (h) The Master Servicer shall furnish to the Trustee, the Backup Master Servicer and the Seller at any time upon request a list of all Receivables then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Master Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust. The Trustee shall hold any such list and Schedule of Receivables for examination by interested parties during normal business hours at the Corporate Trust Office upon reasonable notice by such Persons of their desire to conduct an examination.

                  (i) The Seller and the Master Servicer shall deliver to the Trustee simultaneously with the execution and delivery of this Agreement and of each amendment thereto and upon the occurrence of the events giving rise to an obligation to give notice pursuant to Section 13.2(b) or (c), an Opinion of Counsel (a) stating that, in the opinion of such Counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and the other Trust Property, and reciting the details of such filing or referring to prior Opinions of Counsel in which such details are given, (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest, or (c) stating in the opinion of such counsel, any action which is necessary to preserve and protect such interest during the following 12-month period.

                  (j) The Master Servicer shall deliver to the Trustee, within 90 days after __________, an Opinion of Counsel, either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no action shall be necessary to preserve and protect such interest.

                  .3 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

                  (b) No Certificateholder shall have any right to vote (except as provided in this Section 13.3 or Sections 10.5 or 13.1) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything set forth in this Agreement, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision of this Agreement or any Related Document.

                  (c) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided in this Agreement and unless also the Holders of Certificates evidencing not less than 25% of the sum of the Class A Certificate Balance and the Class B Certificate Balance, or, if there are no Class A Certificates then outstanding, by Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding and during such 30-day period, no request or waiver inconsistent with such written request has been given to the Trustee pursuant to and in compliance with this Section 13.3 or Section 10.5; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  .4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  .5 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  .6 ASSIGNMENT. Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 8.2 or Section 9.3 and as provided in the provisions of the Agreement concerning the resignation of the Master Servicer and the Backup Servicer, this Agreement may not be assigned by the Seller or the Master Servicer without the prior written consent of the Trustee and a Certificate Majority.

                  .7 CERTIFICATES NONASSESSABLE AND FULLY PAID. Certificateholders shall not be personally liable for obligations of the Trust, the Fractional Undivided Interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and Certificates upon authentication thereof by the Trustee pursuant to Section 7.2 are and shall be deemed fully paid.

                  .8 THIRD-PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this
Article XIII, no other Person shall have any right or obligation hereunder.

                  .9 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                  .10 NOTICES. All demands, notices and communications upon or to the Seller, the Master Servicer, the Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, or mailed by certified mail, or sent by confirmed telecopier transmission and shall be deemed to have been duly given upon receipt (a) in the case of the Seller to Household Auto Receivables Corporation, 1111 Town Center Drive, Las Vegas, Nevada 89134, with a copy to Household International, Inc., 2700 Sanders Road, Prospect Heights, Illinois, 60070, Attn: Treasurer (Telecopier # (847) 205-7538), (b) in the case of the Master Servicer to Household Finance Corporation, 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention:
Treasurer, Telecopier # (847) 205-7538, (c) in the case of the Trustee at the Corporate Trust Office, Telecopier # ______________, and (e) in the case of any Rating Agency, [Names and Addresses of Ratings Agencies]. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in the Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

                  .11 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereof and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereof and their respective successors and assigns permitted hereunder. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Trustee and the Certificateholders and their respective permitted successors and assigns, if any. Any request, notice, direction, consent, waiver or other instrument or action by any Certificateholder shall bind its successors and assigns.

                  IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers, effective as of the day and year first above written.

                                 HOUSEHOLD AUTO RECEIVABLES
                                 CORPORATION,
                                            as Seller,


                                 by
                                   ---------------------------------------
                                   Name:
                                   Title:



                                 HOUSEHOLD FINANCE CORPORATION,
                                       as Master Servicer,


                                 by
                                   ---------------------------------------
                                   Name:
                                   Title:



                                 [Name of Trustee]
                                 not in its individual capacity but as Trustee and Backup Servicer,


                                 by
                                   ---------------------------------------
                                   Name:
                                   Title:

              [Signature Page for Pooling and Servicing Agreement]

                                   SCHEDULE A

                             SCHEDULE OF RECEIVABLES

                                   SCHEDULE B

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

CHARACTERISTICS OF RECEIVABLES.

The Seller represents and warrants as to the related Receivables that the representations and warranties set forth hereunder are, or will be, true and correct as of the Cutoff Date. The Trust is deemed to have relied on such representations and warranties in acquiring the related Receivables and the related Certificateholders shall be deemed to rely on such representations and warranties in purchasing the Certificates. Such representations and warranties shall survive the sale, transfer and assignment of the related Trust Estate to the Trust and any pledge thereof to the Trustee pursuant to the Pooling and Servicing Agreement and the related Supplement.

"ELIGIBLE RECEIVABLE" means a Series _____ Receivable with respect to which each of the following is true as of the Cutoff Date:

     (a) that (i) was originated directly by HAFC (or any predecessor or Affiliate of HAFC) with the consumer or was originated by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business and (A) in the case of a Dealer originated receivable, such Dealer had all necessary licenses and permits to originate receivables in the state where such Dealer was located, and such receivable was purchased by HAFC (or any predecessor or Affiliate of HAFC) from such Dealer under an existing Dealer Agreement with HAFC (or any predecessor or Affiliate of HAFC), and (B) in the case of a Dealer originated receivable or a receivable originated by HAFC (or any predecessor or Affiliate of HAFC) such receivable was purchased (x) by HARC pursuant to the terms of the Master Receivables Purchase Agreement or by a master receivables purchase agreement between HARC and HAFC, dated as of ______________, that is substantially the same as the Master Receivables Purchase Agreement (the "Trust __ Receivables Purchase Agreement"), (y) by the Trust pursuant to the Pooling and Servicing Agreement; and each Series _____ Receivable was validly assigned (1) if Dealer originated, by such Dealer to HAFC (or any predecessor or Affiliate of HAFC), (2) by HAFC to HARC pursuant to the terms of the Master Receivables Purchase Agreement or the Trust __ Receivables Purchase Agreement and (3) by HARC to the Trust pursuant to the Pooling and Servicing Agreement, (ii) was fully and properly executed by the parties thereto, (iii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, and (iv) is fully amortizing and provides for level monthly payments (provided that the first and final payment of the Series _____ Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the Amount Financed over the original term;

     (b) that if originated by a Dealer, was sold by the Dealer to HAFC (or any predecessor or Affiliate of HAFC) without any fraud or material misrepresentation on the part of such Dealer in either case or on the part of the Obligor;

     (c) with respect to which all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of all of the Series _____ Receivables, each and every sale of Financed Vehicles and the sale of any physical damage, loss, credit life and credit accident and health insurance and any extended service contracts, have been complied with in all material respects, and each Series _____ Receivable and the sale of the Financed Vehicle evidenced by each Series _____ Receivable and the sale of any physical damage, loss, credit life and credit accident and health insurance and any extended service contracts complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements;

     (d) that was originated in the United States of America and, at the time of origination materially conformed to all requirements of the Dealer Underwriting Guides (or such similar guidelines of any predecessor or affiliate of HAFC) applicable thereto;

     (e) which represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties thereto had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby;

     (f) which is not due from the United States of America or any state or from any agency, department, subdivision or instrumentality thereof;

     (g) which (i) had an original maturity of at least __ months but not more than __ months, (ii) had an original Amount Financed of at least $____ and not more than $____, (iii) had an Annual Percentage Rate of at least ___% and not more than __%, (iv) was not more than __ days past due, (v) no funds have been advanced by the Trusts, the Master Servicer, HAFC, any predecessor or Affiliate of HAFC, any Dealer, or anyone acting on behalf of any of them in order to cause such Series _____ Receivable to qualify under subclause (iv) of this clause (g) and (vi) had no provision thereof waived, altered or modified in any respect since its origination;

     (h) with respect to which the information pertaining to such Series _____ Receivable set forth in each Schedule of Receivables is true and correct in all material respects;

     (i) with respect to which HAFC will have caused the portions of HAFC's and the Master Servicer's servicing records relating to such Series _____ Receivable to be clearly and unambiguously marked to show that such Series _____ Receivable has been transferred by HAFC to HARC in accordance with the terms of the Master Receivables Purchase Agreement and by HARC to the Trust pursuant to the Pooling and Servicing Agreement or the Trust __ Receivables Purchase Agreement;

     (j) with respect to which the computer tape or listing to be made available by HAFC to HARC, the Master Servicer or the Trustee is complete and accurate and includes a description of the same Series _____ Receivables that are, or will be, described in the related Schedule of Receivables;

     (k) which constitutes chattel paper within the meaning of the UCC;

     (l) of which there is only one original executed copy;

     (m) with respect to which there exists a Receivable File and such Receivable File contains, without limitation, (a) a fully executed original of such Receivable, (b) a certificate of insurance, application form for insurance signed by the Obligor, or a signed representation letter from the relevant Obligor named pursuant to which the Obligor has agreed to obtain physical damage insurance for the related Financed Vehicle, (c) the original Lien Certificate or application therefor showing HAFC (or any predecessor or Affiliate of HAFC) as first lienholder and by HAFC (or any predecessor or Affiliate of HAFC) to HARC and by HARC to the Trust) and (d) an original credit application signed by the Obligor; and (x) each of the documents relating thereto which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces and (y) all blanks on any form relating thereto by HAFC (or any predecessor or Affiliate of HAFC) to be completed have been properly filled in and each form has otherwise been correctly prepared; and, notwithstanding the above, with respect to which, a copy of the complete Receivable File for such Series _____ Receivable, which fulfills the documentation requirements of the Dealer Underwriting Guides as in effect at the time of purchase is in the possession of the Master Servicer or Sub-Servicer;

     (n) which has not been satisfied, subordinated or rescinded, and the Financed Vehicle securing such Series _____ Receivable has not been released from the lien of such Series _____ Receivable in whole or in part;

     (o) which was not originated in, and is not subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Series _____ Receivable and with respect to which neither HAFC (nor any predecessor or affiliate of HAFC) nor the Trust has entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of such Series _____ Receivable;

     (p) which has not been sold, transferred, assigned or pledged to any Person other than to (i) HAFC (or any predecessor or Affiliate of HAFC) by a Dealer, (ii) HARC by HAFC pursuant to the terms of the Master Receivables Purchase Agreement or the Trust __ Receivables Purchase Agreement and (iii) the Trust by HARC pursuant to the terms of the Pooling and Servicing Agreement. No Dealer has a participation in, or other right to receive, proceeds of any Series _____ Receivable and with respect to which neither HAFC (nor any predecessor or Affiliate of HAFC), HARC nor the Trustee has taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policy or the related Dealer Agreement or Dealer Assignment or to payments due under such Series _____ Receivable;

     (q) which creates or shall create a valid, binding and enforceable first priority security interest in favor of HAFC in the Financed Vehicle;

     (r) which is secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of HAFC as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any Lien for taxes, labor or materials affecting a Financed Vehicle); and, with respect to which there are no Liens or claims for taxes, work, labor or materials affecting the related Financed Vehicle which are or may be Liens prior or equal to the lien of such Receivable;

     (s) as to which all filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustee a first priority perfected lien on, or ownership interest in, the Series _____ Receivables and the proceeds thereof have been made, taken or performed;

     (t) as to which HAFC (or any predecessor or Affiliate of HAFC), HARC or the Trust has not done anything to convey any right to any Person that would result in such Person having a right to payments due under such Series _____ Receivable or otherwise to impair the rights of the Trustee, the Certificateholders in such Series _____ Receivable or the proceeds thereof;

     (u) which is not assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations with respect to such Receivable;

     (v) which is not subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect thereto;

     (w) as to which there has been no default, breach, violation or event permitting acceleration under the terms of such Series _____ Receivable (other than payment delinquencies of not more than 30 days) and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Series _____ Receivable, and there has been no waiver of any of the foregoing, and with respect to which the related Financed Vehicle had not been repossessed;

     (x) at the time of the origination of which, the related Financed Vehicle was covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value and
     (b) the principal amount due from the Obligor thereunder, (ii) naming HAFC (or any predecessor or Affiliate of HAFC) and its successors and assigns as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and with respect to which the Obligor is required to maintain physical loss and damage insurance, naming HAFC (or any predecessor or Affiliate of HAFC) and its successors and assigns as additional insured parties, and such Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so;

     (y) with respect to which the following is true:

     The Lien Certificate for the related Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Series _____ Closing Date and will show, HAFC (or any predecessor or Affiliate of HAFC) named as the original secured party under such Series _____ Receivable and, accordingly, HAFC will be the holder of a first priority security interest in such Financed Vehicle. With respect to each Series _____ Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, HAFC has received written evidence from the related Dealer or the Obligor that such Lien Certificate showing HAFC as first lienholder has been applied for. If the Series _____ Receivable was originated in a state in which a filing or recording is required of the secured party to perfect a security interest in motor vehicles, such filings or recordings have been duly made to show HAFC named as the original secured party under the related Series _____ Receivable; and

     (z) as to which no selection procedures adverse to the Certificateholders or the Certificateholder have been utilized in selecting such Series _____ Receivable from all other similar Receivables purchased by HAFC or any predecessor or Affiliate of HAFC.

                                                                       EXHIBIT A

                           FORM OF CLASS A CERTIFICATE



                   SEE ATTACHED PAGES FOR CERTAIN DEFINITIONS

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                        HOUSEHOLD AUTOMOTIVE TRUST
                                                  -----

                        % ASSET BACKED CERTIFICATE, CLASS A
                    ----
NUMBER
A-1                                                                  $
                                                                      -------

                  THIS CERTIFIES THAT CEDE & CO. is the registered owner of __________ cent nonassessable, fully-paid, fractional undivided interest in the Household Automotive Trust _____ (the "Trust") formed by Household Auto Receivables Corporation., a Nevada corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of ________ (the "Agreement"), among the Seller, Household Finance Corporation, as master servicer (the "Master Servicer"), and [Name of Trustee], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Unless the certificate of authentication hereon shall have been executed by an authorized signatory of the Trustee, by manual signature, this Class A Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose. All capitalized terms not otherwise defined herein have the meanings assigned to them in the Agreement.

                  IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Class A Certificate to be duly executed.

                                         HOUSEHOLD AUTOMOTIVE
                                         TRUST ___

                                         By:  [NAME OF  TRUSTEE],  as
                                              Trustee




                                         By:
                                            ---------------------------------
DATED:
       -------------

             This is one of the Class A Certificates referred to in
                         the within-mentioned Agreement.

                                         [Name of Trustee], as Trustee




                                         By:
                                            ---------------------------------
                                                Authorized Signatory

                  This Certificate evidences a fractional undivided interest in the Trust, as defined above, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles and light trucks and sold to the Trust by the Seller. This Certificate does not represent an interest in or obligation of the Seller, in its individual capacity or as the Master Servicer or any of their respective affiliates thereof, except to the extent described below.

                  To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "___% Asset Backed Certificates, Class A" (herein called the "Class A Certificates"). Also issued under the Agreement are Certificates designated as "Asset Backed Certificates, Class B" (the "Class B Certificates"). The Class B Certificates and the Class A Certificates are hereinafter collectively called the "Certificates." The Class A Certificates represent initially, or in the aggregate, __% of the principal balance of all Certificates. This Class A Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes (as more fully described in the Agreement) a pool of retail installment sale contracts for new and used automobiles and light duty trucks (the "Receivables"), certain monies due thereunder on or after _________, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, property securing the Receivables and held by the Trustee, proceeds from claims on physical damage, credit life and disability insurance policies covering vehicles financed thereby and the obligors thereunder, all Collateral Insurance relating to the Receivables and the financed vehicles, certain rights against Dealers and in contracts with Dealers, all right, title and interest of the Seller in and to this Agreement and any and all proceeds of the foregoing.

                  Under the Agreement, there will be distributed on the 17th day of each month or, if such 17th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on _________, to the person in whose name this Class A Certificate is registered at the close of business on the last day of the prior calendar month (the "Accounting Date"), to the extent available from the Amount Available, such Class A Certificateholder's fractional undivided interest in the sum of the Class A Interest Distributable Amount for such Distribution Date, any outstanding Class A Interest Carryover Shortfall for such Distribution Date, the Class A Principal Distributable Amount for such Distribution Date and any Class A Principal Carryover Shortfall for such Distribution Date.

                  Except as otherwise provided in the Agreement, distributions on this Class A Certificate will be made by the Trustee by wire transfer (as provided in the Agreement), check or money order mailed to the Class A Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency maintained for that purpose by the Trustee in [Place of Office]. The Accounting Date otherwise applicable to such distribution shall not be applicable.

                  The Certificates do not represent an obligation of, or an interest in, the Seller, the Master Servicer, the Trustee or any affiliate of any of them. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

                  As provided in the Agreement, no Certificateholder shall have any right by virtue or by availing itself of any provisions of the Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to the Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided in the Agreement and unless also the Holders of Certificates evidencing not less than 25% of the sum of the Class A Certificate Balance and the Class B Certificate Balance, or, if there are no Class A Certificates then outstanding, by Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Agreement.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller and the Trustee with the consent the Holders of Certificates, voting together as a Class, evidencing not less than a Certificate Majority. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the City of [Place of Office], accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

                  The Class A Certificates and the Class B Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof; however, one Certificate of each such Class may be issued in a denomination representing or including any remaining portion of the original Class A Certificate Balance or the original Class B Certificate Balance, as the case may be. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

                  The Trustee, the Certificate Registrar, and any agent of the Trustee or the Certificate Registrar may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust. The Master Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Class A Certificate Balance is 10% or less of the Cut-Off Date Class A Certificate Balance.

                  The recitals contained herein (other than the certificate of authentication herein) shall be taken as the statements of the Seller or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Certificate (other than the certificate of authentication herein), or of any Receivable or related document.

                                   ASSIGNMENT




          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)

------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:


                                             -----------------------------
                                                 Signature Guaranteed:


                                                                          *
                                             -----------------------------


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                      EXHIBIT B

                           FORM OF CLASS B CERTIFICATE


                   SEE ATTACHED PAGES FOR CERTAIN DEFINITIONS

                  THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF CERTAIN PAYMENTS TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED
TO HEREIN. IN ADDITION, ALL DISTRIBUTIONS HEREON ARE SUBJECT TO THE PRIOR CLAIMS OF CERTAIN PARTIES TO RECEIVE AMOUNTS ON DEPOSIT IN THE SPREAD ACCOUNT.

                  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 7.3 OF THE POOLING AND SERVICING AGREEMENT AND (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (iii) TO THE SELLER OR
(iv) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND (C) UPON THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE AGREEMENT. NEITHER THE SELLER, THE MASTER SERVICER, THE TRUST NOR THE TRUSTEE IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

                  NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION LETTER IN SUBSTANTIALLY THE FORM REQUIRED BY THE AGREEMENT REFERRED TO BELOW FROM THE TRANSFEREE OF THIS CERTIFICATE OR SUCH OTHER REPRESENTATIONS (OR AN OPINION OF COUNSEL) AS MAY BE APPROVED BY THE SELLER, TO THE EFFECT THAT SUCH A TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT, INCLUDING RULE 144A THEREUNDER, AND APPLICABLE STATE SECURITIES LAWS AND (A) SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE

RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (B) IN THE CASE OF A TRANSFER TO AN INSURANCE COMPANY GENERAL ACCOUNT, EITHER (A) ABOVE OR, PURSUANT TO SECTION I OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 9560"), THE ACQUISITION AND HOLDING OF THE CERTIFICATE AND, PURSUANT TO SECTION III OF PTCE 95-60, THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST ARE, WITH RESPECT TO SUCH TRANSFEREE, EXEMPT FROM THE "PROHIBITED TRANSACTION" PROVISIONS OF ERISA AND THE CODE.

                        HOUSEHOLD AUTOMOTIVE TRUST ______
                        ASSET BACKED CERTIFICATE, CLASS B

NUMBER
RB                                                              $____________

                  THIS CERTIFIES THAT Household Auto Receivables Corporation is the registered owner of a $_______ dollars nonassessable, fully-paid, fractional undivided interest in the Household Automotive Trust _____ (the "Trust") formed Household Auto Receivables Corporation, a Nevada corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of ________ (the "Agreement"), among the Seller, Household Finance Corporation, as master servicer (the "Master Servicer") , and
[Name of Trustee], as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below.

                  Reference is made to the further provisions of this Class B Certificate set forth in the attached pages 3 through 7, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon shall have been executed by an authorized signatory of the Trustee, by manual signature, this Class B Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose. All capitalized terms not otherwise defined herein have the meanings assigned to them in the Agreement.

                  IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Class B Certificate to be duly executed.

                                     HOUSEHOLD AUTOMOTIVE
                                     TRUST______

                                     By:      [Name of  Trustee],  as Trustee


                                     By:_______________________________

                                     ________

DATED:  _________

             This is one of the Class B Certificates referred to in
                        the within-mentioned Agreement.

                                     [Name of Trustee], as Trustee




                                     By:______________________________

                                                 Authorized Signatory

                  This Certificate evidences a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles and light duty trucks and sold to the Trust by the Seller. This Certificate does not represent an interest in or obligation of the Seller, in its individual capacity or of the Master Servicer or any of their respective affiliates thereof, except to the extent described below.

                  To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "Asset Backed Certificates, Class B" (herein called the "Class B Certificates"). Also issued under the Agreement are Certificates designated as "___% Asset Backed Certificates, Class A" (the "Class A Certificates"). The Class B Certificates and the Class A Certificates are hereinafter collectively called the "Certificates." This Class B Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes (as more fully described in the Agreement) a pool of retail installment sale contracts for new and used automobiles and light duty trucks (the "Receivables"), certain monies due thereunder on or _________, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, property securing the Receivables and held by the Trustee, proceeds from claims on physical damage, credit life and disability insurance policies covering vehicles financed thereby and the obligors thereunder, all Collateral Insurance relating to the Receivables and the financed vehicles, certain rights against Dealers and in contracts with Dealers, all right, title and interest of the Seller in and to this Agreement and any and all proceeds of the foregoing. The rights of the holders of the Class B Certificates to receive certain payments are subordinated to the rights of the holders of the Class A Certificates, as set forth in the Agreement.

                  Under the Agreement, on the 17th day of each month or, if such 17th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on ____________, the Class B Distributable Amount (as defined in the Agreement) will be applied as follows:

                           (A) Holder of the Class B Certificate.

                  Except as otherwise provided in the Agreement, distributions on this Class B Certificate will be made by the Trustee by wire transfer (as provided in the Agreement), check or money order mailed to the Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or agency maintained for that purpose by the Trustee in [Place of Office].

                  The Certificates do not represent an obligation of, or an interest in, the Seller, the Master Servicer, the Trustee or any affiliate of any of them. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller and the Trustee with the consent of the Holders of Certificates, voting together as a Class, evidencing not less than a Certificate Majority. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates. Notwithstanding the foregoing, however, no consent of any Class A Certificateholder or Class B Certificateholder shall be required in connection with any amendment in order for the Seller to sell, assign, transfer or otherwise dispose of the excess interest.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in [Place of Office], accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

                  The Class A Certificates and Class B Certificates are issuable only as registered Certificates without coupons in denominations of $1,000,000 and integral multiples of $1,000 in excess thereof; however, one Certificate of each such Class may be issued in a denomination representing or including any remaining portion of the original Class A Certificate Balance or the original Class B Certificate Balance, as the case may be. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

                  The Trustee, the Certificate Registrar, and any agent of the Trustee or the Certificate Registrar may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust. The Master Servicer may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Class A Certificate Balance is less than [10]% of the Cut-Off Date Class A Certificate Balance.

                  The recitals contained herein (other than the certificate of authentication herein) shall be taken as the statements of the Seller or the Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Certificate (other than the certificate of authentication herein), or of any Receivable or related document.

                                 ASSIGNMENT




          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


____________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)

____________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:


                                    _____________________________
                                        Signature Guaranteed:



                                    _____________________________*


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                    EXHIBIT C

                      FORM OF MASTER SERVICER'S CERTIFICATE